SCHEDULE 14A
                                (Rule 14a-101)
                   INFORMATION REQUIRED IN PROXY STATEMENT

              Proxy Statement Pursuant to Section 14(a) of the
             Securities Exchange Act of 1934 (Amendment No. ___)

Filed by the Registrant  [   ]
Filed by a Party other than the Registrant  [ X ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                       LPT Variable Insurance Series Trust
______________________________________________________________________________
               (Name of Registrant as Specified In Its Charter)

                      Blazzard, Grodd & Hasenauer, P.C.
______________________________________________________________________________
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:

         _______________________________________________________________

     2)  Aggregate number of securities to which transaction applies:

         _______________________________________________________________

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):

         _______________________________________________________________

     4)  Proposed maximum aggregate value of transaction:

         _______________________________________________________________

     5)  Total fee paid:

         _______________________________________________________________


[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

         _______________________________________________________________

     2)  Form, Schedule or Registration Statement No.:

        _______________________________________________________________

     3)  Filing Party:

         _______________________________________________________________

     4)  Date Filed:

         _______________________________________________________________


                     LPT VARIABLE INSURANCE SERIES TRUST

                              MAS VALUE PORTFOLIO
                     BERKELEY SMALLER COMPANIES PORTFOLIO

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD APRIL 30, 1997


NOTICE IS HEREBY GIVEN that a Special Meeting (the "Meeting") of shareholders ("Shareholders") of MAS Value Portfolio and Berkeley Smaller Companies Portfolio of the LPT Variable Insurance Series Trust, a Massachusetts business trust ("Trust"), will be held at the offices of London Pacific Life & Annuity Company, 1755 Creekside Oaks Drive, Sacramento, California, on April 30, 1997, at 10:00 a.m., local time, to consider and act upon the following proposals and to transact such other business as may properly come before the Meeting or any adjournments thereof.

1. a.   To approve a change in sub-adviser for the MAS Value Portfolio (the
"Value Portfolio") from Miller Anderson & Sherrerd, LLP to Harris Associates L.P. ("Harris"), a proposed Sub-Advisory Agreement between the Trust, LPIMC Insurance Marketing Services, Inc. (the "Adviser") and Harris and a proposed Amendment to the Investment Advisory Agreement between the Trust and the Adviser which provides for a fee increase for the MAS Value Portfolio;

    b. To approve a change in sub-adviser for the Berkeley Smaller Companies Portfolio (the "Smaller Companies Portfolio") from Berkeley Asset Management Company to Robertson, Stephens & Company Investment Management, L.P. ("Robertson Stephens"), a proposed Sub-Advisory Agreement between the Trust, the Adviser and Robertson Stephens and a proposed Amendment to the Investment Advisory Agreement between the Trust and the Adviser which provides for a fee increase at certain breakpoints for the Smaller Companies Portfolio.

2. With respect to the Smaller Companies Portfolio, to amend certain fundamental investment restrictions concerning:

           a.  borrowing money;

           b.  making loans;

           c.  purchasing or selling commodities;

           d.  purchasing or selling real estate;

           e.  underwriting securities.

3. With respect to the Smaller Companies Portfolio, to eliminate certain fundamental investment restrictions concerning:

           a.  transactions with the Trust's officers or Trustees;

           b. ownership of more than 10% of the outstanding voting securities of an issuer.

4. With respect to the Value Portfolio, to amend certain fundamental investment restrictions concerning:

           a.  purchasing or selling commodities contracts;

           b.  borrowing money;

           c.  making loans;

           d.  acquiring more than 10% of the securities of one issuer.

5. With respect to the Value Portfolio, to add investment restrictions concerning the following:

           a.  issuing any senior security;

           b.  acquiring securities of other investment companies.

6. To transact such other business as may properly come before the meeting or any adjournment thereof.

Only Shareholders of record at the close of business on March 25, 1997, the record date for this Meeting, shall be entitled to notice of, and to vote at, the Meeting or any adjournments thereof.

                            YOUR VOTE IS IMPORTANT.
                    PLEASE RETURN YOUR PROXY CARD PROMPTLY.

THE  TRUSTEES  RECOMMEND  THAT  YOU  CAST  YOUR  VOTE:

FOR  THE  APPROVAL  OF  A  CHANGE  IN SUB-ADVISER FOR THE VALUE PORTFOLIO, THE
PROPOSED SUB-ADVISORY AGREEMENT BETWEEN THE TRUST, THE ADVISER AND HARRIS ASSOCIATES L.P. AND THE PROPOSED AMENDMENT TO THE INVESTMENT ADVISORY AGREEMENT BETWEEN THE TRUST AND THE ADVISER WHICH PROVIDES FOR A FEE INCREASE;


FOR THE APPROVAL OF A CHANGE IN SUB-ADVISER FOR THE SMALLER COMPANIES PORTFOLIO, THE PROPOSED SUB-ADVISORY AGREEMENT BETWEEN THE TRUST, THE ADVISER AND ROBERTSON, STEPHENS & COMPANY INVESTMENT MANAGEMENT, L.P. AND THE PROPOSED AMENDMENT TO THE INVESTMENT ADVISORY AGREEMENT BETWEEN THE TRUST AND THE ADVISER WHICH PROVIDES FOR A FEE INCREASE AT CERTAIN BREAKPOINTS;

FOR THE APPROVAL OF THE AMENDMENTS TO CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO THE SMALLER COMPANIES PORTFOLIO CONCERNING:
BORROWING MONEY; MAKING LOANS; PURCHASING OR SELLING COMMODITIES; PURCHASING OR SELLING REAL ESTATE; UNDERWRITING SECURITIES;

FOR THE APPROVAL OF THE ELIMINATION OF CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO THE SMALLER COMPANIES PORTFOLIO CONCERNING:
TRANSACTIONS WITH THE TRUSTS' OFFICERS OR TRUSTEES; OWNERSHIP OF MORE THAN 10% OF THE OUTSTANDING VOTING SECURITIES OF AN ISSUER;

FOR THE APPROVAL OF THE AMENDMENTS TO CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO THE VALUE PORTFOLIO CONCERNING: PURCHASING OR SELLING COMMODITIES CONTRACTS; BORROWING MONEY; MAKING LOANS; ACQUIRING MORE THAN 10% OF THE SECURITIES OF ONE ISSUER;

AND

FOR THE APPROVAL OF THE ADDITION OF CERTAIN INVESTMENT RESTRICTIONS
WITH RESPECT TO THE VALUE PORTFOLIO CONCERNING THE FOLLOWING: ISSUING ANY SENIOR SECURITY; ACQUIRING SECURITIES OF OTHER INVESTMENT COMPANIES.


                                          By  Order  of the Board of Trustees,

April 13,  1997
Sacramento,  California                   GEORGE NICHOLSON
                                          Vice President, Treasurer, Principal
                                          Financial  Officer  and  Principal
                                          Accounting  Officer

                      LPT VARIABLE INSURANCE SERIES TRUST

                              MAS VALUE PORTFOLIO
                     BERKELEY SMALLER COMPANIES PORTFOLIO



                               PROXY  STATEMENT
                        SPECIAL MEETING OF SHAREHOLDERS
                                APRIL 30, 1997
                                  ___________

The enclosed proxy is being solicited by and on behalf of the Board of Trustees (the "Trustees" or "Board") of LPT Variable Insurance Series Trust, a Massachusetts business trust ("Trust"), of which the MAS Value Portfolio and the Berkeley Smaller Companies Portfolio (each a "Portfolio" and collectively the "Portfolios"), are separate series. This proxy is for use at a Special Meeting ("Meeting") of shareholders ("Shareholders") of the Portfolios to be held jointly at the offices of London Pacific Life & Annuity Company, 1755 Creekside Oaks Drive, Sacramento, California on April 30, 1997, at 10:00 a.m., local time, or any adjournments thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders (the "Notice"). The Notice, this Proxy Statement, and the accompanying proxy card(s) were first mailed to Shareholders on or about April 13, 1997.

The Trustees have fixed the close of business on March 25, 1997 as the record date (the "Record Date") for the determination of holders of shares of beneficial interest ("Shares") of the Trust entitled to vote at the Meeting. Shareholders on the Record Date will be entitled to one vote for each full Share held and a fractional vote for each fractional Share.

As of the Record Date, there were 120,961 Shares of the MAS Value Portfolio and 151,273 Shares of the Berkeley Smaller Companies Portfolio
outstanding.    See  page 15  for  information  concerning  the  substantial
Shareholders  of  the  Shares  of  the  Trust.

VOTING

The Amended and Restated Declaration of Trust of the LPT Variable Insurance Series Trust dated January 9, 1996 (the "Declaration of Trust") provides that the holders of a majority of the outstanding Shares of the Trust, entitled to vote at such meeting, represented in person or by proxy, shall constitute a quorum at any meeting of Shareholders.

At any meeting of Shareholders, any holder of Shares entitled to vote thereat may vote by proxy, provided that no proxy shall be voted at any meeting unless it shall have been placed on file with the Secretary, or with such other officer or agent of the Trust as the Secretary may direct, for the verification prior to the time at which such vote shall be taken. Pursuant to a resolution of a majority of the Trustees, proxies may be solicited in the name of one or more Trustees or one or more of the officers of the Trust. Only Shareholders of record shall be entitled to vote and each full Share shall be entitled to one vote and fractional Shares shall be entitled to fractional votes. When any Share is held jointly by several persons, any one of them may vote at any meeting in person or by proxy in respect of such Share, but if more than one of them shall be present at such meeting in person or by proxy, and such joint owners or their proxies so present disagree as to any vote to be cast, such vote shall not be received in respect of such Share. A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving invalidity shall rest on the challenger. If the holder of any such Share is a minor or a person of unsound mind, and subject to guardianship or to the legal control of any other person as regards to the charge or management of such Share, he may vote by his guardian or such other person appointed or having such control, and such vote may be given in person or by proxy.

The voting requirement for passage of a particular proposal depends on the nature of the particular proposal. With respect to each of the Proposals, a vote of the "majority of the outstanding voting securities" of a series, which shall mean the lesser of (i) 67% or more of the Shares of the series entitled to vote thereon present in person or by proxy at the Meeting if holders of more than 50% of the outstanding Shares of the series are present in person or represented by proxy, or (ii) more than 50% of the outstanding Shares of the series, is necessary to approve each of the proposals.

The Trust was established to be used exclusively as the underlying investment for certain variable annuity contracts ("Variable Contracts") to be issued by London Pacific Life & Annuity Company ("London Pacific"). All shares of each Portfolio of the Trust are owned by London Pacific. Pursuant to current interpretations of the Investment Company Act of 1940, as amended (the "1940 Act"), London Pacific will solicit voting instructions from owners of Variable Contracts with respect to matters to be acted upon at the Meeting. All Shares of each Portfolio of the Trust will be voted by London Pacific in accordance with voting instructions received from such Variable Contract owners. London Pacific will vote all of the Shares which it is entitled to vote in the same proportion as the voting instructions given by Variable Contract owners, on the issues presented, including Shares which are attributable to London Pacific's interest in the Trust.

London Pacific has fixed the close of business on April 28, 1997, as the last day on which voting instructions will be accepted.

This  Proxy  is  solicited  by  the  Trustees.

THE  TRUSTEES  RECOMMEND  THAT  YOU  CAST  YOUR  VOTE:

FOR THE APPROVAL OF A CHANGE IN SUB-ADVISER FOR THE VALUE PORTFOLIO, THE PROPOSED SUB-ADVISORY AGREEMENT BETWEEN THE TRUST, LPIMC INVESTMENT MARKETING SERVICE, INC. (THE "ADVISER") AND HARRIS ASSOCIATES L.P. ("Harris") AND THE AMENDMENT TO THE INVESTMENT ADVISORY AGREEMENT BETWEEN THE TRUST AND THE ADVISER WHICH PROVIDES FOR A FEE INCREASE; and

FOR THE APPROVAL OF A CHANGE IN SUB-ADVISER FOR THE SMALLER COMPANIES PORTFOLIO, THE PROPOSED SUB-ADVISORY AGREEMENT BETWEEN THE TRUST, THE ADVISER AND ROBERTSON, STEPHENS & COMPANY INVESTMENT MANAGEMENT, L.P. ("Robertson Stephens") AND THE PROPOSED AMENDMENT TO THE INVESTMENT ADVISORY AGREEMENT BETWEEN THE TRUST AND THE ADVISER WHICH PROVIDES FOR A FEE INCREASE AT CERTAIN BREAKPOINTS;

FOR THE APPROVAL OF THE AMENDMENTS TO CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO THE SMALLER COMPANIES PORTFOLIO CONCERNING:
BORROWING MONEY; MAKING LOANS; PURCHASING OR SELLING COMMODITIES; PURCHASING OR SELLING REAL ESTATE; UNDERWRITING SECURITIES;

FOR THE APPROVAL OF THE ELIMINATION OF CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO THE SMALLER COMPANIES PORTFOLIO CONCERNING:
TRANSACTIONS WITH THE TRUSTS' OFFICERS OR TRUSTEES; OWNERSHIP OF MORE THAN 10% OF THE OUTSTANDING VOTING SECURITIES OF AN ISSUER;

FOR THE APPROVAL OF THE AMENDMENTS TO CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO THE VALUE PORTFOLIO CONCERNING: PURCHASING OR SELLING COMMODITIES CONTRACTS; BORROWING MONEY; MAKING LOANS; ACQUIRING MORE THAN 10% OF THE SECURITIES OF ONE ISSUER;

AND

FOR THE APPROVAL OF THE ADDITION OF CERTAIN INVESTMENT RESTRICTIONS
WITH RESPECT TO THE VALUE PORTFOLIO CONCERNING THE FOLLOWING: ISSUING ANY SENIOR SECURITY; ACQUIRING SECURITIES OF OTHER INVESTMENT COMPANIES.

The Trust knows of no business other than that described in Proposals 1, 2, 3, 4 and 5 of the Notice which will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named as proxies to vote proxies in accordance with their best judgment.

In the event a quorum is present at the Meeting but sufficient votes to approve any of the Proposals are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies provided they determine that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors, including the nature of the relevant proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation.


This Proxy Statement and the accompanying form of proxy will first be mailed to Shareholders on or about April 13, 1997.

                              PROXY SUMMARY TABLE

                                                               VALUE    SMALLER COMPANIES
PROPOSALS                                                    PORTFOLIO      PORTFOLIO
-----------------------------------------------------------  ---------  -----------------

1.a.  To approve a change in sub-adviser for the MAS Value   X
      Portfolio (the "Value Portfolio"),a proposed
      Sub-Advisory Agreement between the Trust, the Adviser
      and Harris Associates L.P. and a proposed Amendment
      to the Investment Advisory Agreement between the
      Trust and the Adviser which provides for a fee
      increase for the Value Portfolio;

   b. To approve a change in sub-adviser for the Berkeley                X
      Smaller Companies Portfolio(the "Smaller Companies
      Portfolio"), a proposed Sub-Advisory Agreement
      between the Trust, the Adviser and Robertson,
      Stephens & Company Investment Management, L.P. and a
      proposed Amendment to the Investment Advisory
      Agreement between the Trust and the Adviser which
      provides for a fee increase at certain breakpoints for
      the Smaller Companies Portfolio.


2. With respect to the Smaller Companies Portfolio, to amend certain fundamental investment restrictions concerning:

           a.  borrowing money;                                          X

           b.  making loans;                                             X

           c.  purchasing or selling commodities;                        X

           d.  purchasing or selling real estate;                        X

           e.  underwriting securities.                                  X

3. With respect to the Smaller Companies Portfolio, to eliminate the fundamental investment restrictions concerning:

           a.  transactions with the Trust's officers or
               Trustees;                                                 X

           b.  ownership of more than 10% of the outstanding
               voting securities of an issuer.                           X

4. With respect to the Value Portfolio, to amend certain fundamental investment restrictions concerning:

           a.  purchasing or selling commodities contracts;  X

           b.  borrowing money;                              X

           c.  making loans;                                 X

           d.  acquiring more than 10% of the securities
               of one issuer.                                X

5. With respect to the Value Portfolio, to add investment restrictions pertaining to the following:

           a.  issuing any senior security;                  X

           b.  acquiring securities of other investment
               companies.                                    X

6.    To transact such other business as may properly come   X          X
      before the meeting or any adjournment thereof.



                                 PROPOSAL 1.a.

TO APPROVE A CHANGE IN SUB-ADVISER FOR THE VALUE PORTFOLIO (THE "VALUE PORTFOLIO") FROM MILLER ANDERSON & SHERRERD, LLP TO HARRIS ASSOCIATES L.P. ("HARRIS"), A PROPOSED SUB-ADVISORY AGREEMENT BETWEEN THE TRUST, LPIMC INSURANCE MARKETING SERVICES, INC. (THE "ADVISER") AND HARRIS ("HARRIS SUB-ADVISORY AGREEMENT") AND A PROPOSED AMENDMENT TO THE INVESTMENT ADVISORY AGREEMENT WHICH PROVIDES FOR A FEE INCREASE.

A copy of the proposed Harris Sub-Advisory Agreement between the Trust, the Adviser and Harris is attached hereto as Exhibit A. The Form of the Proposed Amendment (the "Advisory Amendment") to the Investment Advisory Agreement between the Trust and the Adviser dated January 9, 1996 ("Advisory Agreement") are attached hereto as Exhibit B and C, respectively. Information regarding the proposed Advisory Amendment is set forth below under the heading "Description of the Amendment to the Investment Advisory Agreement."

INFORMATION  REGARDING  THE  PROPOSED  HARRIS  SUB-ADVISORY  AGREEMENT

The Adviser serves as investment adviser to the Trust pursuant to the Advisory Agreement dated January 9, 1996 attached hereto as Exhibit C. The Adviser's address is 1755 Creekside Oaks Drive, Sacramento, California. Under the Advisory Agreement, the Adviser may delegate certain of its duties to a sub-adviser or sub-advisers. The Advisory Agreement further provides that the Adviser is solely responsible for payment of any fees or other charges arising from such delegation.

Pursuant to the terms of the proposed Harris Sub-Advisory Agreement, Harris shall be responsible for the day to day investment management of the Value Portfolio. The Harris Sub-Advisory Agreement provides that Harris shall make investment decisions for the Value Portfolio and place orders on behalf of the Value Portfolio to effect investment decisions in accordance with the Value Portfolio's investment objectives and related policies, subject to the oversight and supervision of the Adviser and the Trust's Board of Trustees.

Harris is a limited partnership, managed by its general partner, Harris Associates, Inc., a wholly-owned subsidiary of New England Investment Companies, L.P. ("NEIC"). NEIC owns all of the limited partnership interests in Harris. NEIC is a publicly traded limited partnership that owns investment management firms. A majority of the limited partnership interests in NEIC is owned by Metropolitan Life Insurance Company. Harris is located at 2 North LaSalle Street, Chicago, IL 60602.

The following table sets forth certain information concerning executive officers and directors of Harris who are each located at 2 North LaSalle Street, Chicago, IL:

                    Position with Harris
EXECUTIVE OFFICERS  and Principal Occupation:
------------------  -------------------------

David Herro         Director, Portfolio Manager

Robert Levy         Director, President, Portfolio Manager

Roxanne Martino     Director, Vice President

Victor Morgenstern  Director, Chief Executive Officer

Anita Nagler        Director, Chief Operating Officer

Carl Nygren         Director, Director of Domestic Research

Neal Ryan           Director, Chief Financial Officer of
                    New England Investment Companies

Robert Sanborn      Director, Portfolio Manager

Donald Terao        Chief Financial Officer

Peter Voss          Director, Chief Executive Officer of
                    New England Investment Companies

The proposed Harris Sub-Advisory Agreement will increase the amount of fees which are currently paid by the Adviser to the sub-adviser of the Value Portfolio as indicated in the table below.

NAME OF PORTFOLIO  CURRENT SUB-ADVISORY FEE                     PROPOSED SUB-ADVISORY FEE
-----------------  -------------------------------------------  ------------------------------------------------

Value Portfolio    .625% of first $25 million of average daily  .75% of first $25 million of average daily net
                   net assets                                   assets
                   .375% of the next $75 million of average     .60% of next $75 million of average daily net
                   daily net assets                             assets
                   .25% of the next $400 million of average     .50% of average daily net assets over and above
                   daily net assets                             $ 100 million
                   .20% of average daily net assets over and
                   above $500 million

The aggregate amount of compensation which would have been paid by the Adviser to the current sub-adviser of the Value Portfolio for its services for the period January 3, 1996 (commencement of operations) through December 31, 1996 was $6,463 without the effect of the voluntary fee waiver described below. The amount that the Adviser would have paid had the proposed fee been in effect during such period is $7,756. The proposed fee represents a 20% increase in the sub-advisory fee to be paid in connection with the Value Portfolio. The current sub-adviser had agreed to waive its entire advisory fee for the Portfolio for the initial three months of the Portfolio's investment operations.

In addition, the Life Company has voluntarily agreed to reimburse the Value Portfolio for certain expenses (excluding brokerage commissions) in excess of 1.29% through December 31, 1997. The Life Company has reserved the right to withdraw or modify its policy of expense reimbursement for the Value Portfolio.

The Trustees believe that the proposed compensation schedule is fair and reasonable for the services to be provided by Harris to the Portfolio. If approved, the proposed fee schedule will become effective on May 1, 1997.

The following is a summary of rates charged by Harris for its services as adviser or sub-adviser to mutual funds with objectives similar to those of the Value Portfolio:

NAME OF COMPARABLE FUND           ASSET SIZE      ANNUAL FEE RATE
-----------------------           --------------  --------------------------
                                  (as of 3/3/97)

Sub-Adviser to New England Star
Worldwide Fund (Value Portfolio)  $38.3 million        .65% of first $50 mil
                                                       .60% of next $50 mil
                                                       .55% in excess of $100 mil

The Oakmark Fund                   $4.7 billion       1.00% of assets

     If this proposal is approved, the name of the Value Portfolio will be changed to Harris Associates Value Portfolio.

                                 PROPOSAL 1.b.

TO APPROVE A CHANGE IN SUB-ADVISER FOR THE SMALLER COMPANIES PORTFOLIO FROM BERKELEY ASSET MANAGEMENT COMPANY TO ROBERTSON, STEPHENS & COMPANY INVESTMENT MANAGEMENT, L.P.("ROBERTSON STEPHENS") AND A PROPOSED SUB-ADVISORY AGREEMENT BETWEEN THE TRUST, THE ADVISER AND ROBERTSON STEPHENS ("ROBERTSON STEPHENS SUB-ADVISORY AGREEMENT") AND AN AMENDMENT TO THE INVESTMENT ADVISORY AGREEMENT WHICH PROVIDES FOR A FEE INCREASE AT CERTAIN BREAKPOINTS.

A copy of the Form of the proposed Sub-Advisory Agreement between the Trust, the Adviser and Robertson Stephens is attached hereto as Exhibit D and the Form of the Advisory Amendment and the Advisory Agreement are attached hereto as Exhibits B and C, respectively.


INFORMATION  REGARDING  THE PROPOSED ROBERTSON STEPHENS SUB-ADVISORY AGREEMENT

The Adviser serves as investment adviser to the Trust pursuant to the Advisory Agreement, attached hereto as Exhibit C. The Adviser's address is 1755 Creekside Oaks Drive, Sacramento, California. Under the Advisory Agreement, the Adviser may delegate certain of its duties to a sub-adviser or sub-advisers. The Advisory Agreement further provides that the Adviser is solely responsible for payment of any fees or other charges arising from such delegation.

Pursuant to the terms of the proposed Robertson Stephens Sub-Advisory Agreement, Robertson Stephens shall be responsible for the day to day investment management of the Smaller Companies Portfolio. The Robertson Stephens Sub-Advisory Agreement provides that Robertson Stephens shall make investment decisions for the Smaller Companies Portfolio and place orders on behalf of the Portfolio to effect investment decisions in accordance with the Portfolio's investment objectives and related policies, subject to the oversight and supervision of the Adviser and of the Trust's Board of Trustees.

Robertson Stephens, a California limited partnership, was formed in 1993 and is registered as an investment adviser with the Securities and Exchange Commission. The general partner of Robertson Stephens is Robertson, Stephens & Company, Inc. ("GP") Robertson Stephens and its affiliates have in excess of $4.5 billion under management in public and private investment funds. Robertson, Stephens & Company LLC, its general partner, Robertson, Stephens & Company, Inc., and Sanford R. Robertson may be deemed to be control persons of Robertson Stephens. The address of Robertson Stephens is 555 California Street, San Francisco, CA 94104.

The following table sets forth certain information concerning executive officers of Robertson Stephens who are each located at 555 California Street, San Francisco, CA:

EXECUTIVE OFFICERS        Principal Occupation:
-------------------       --------------------------------------------

Sanford Robertson         Chairman and Co-Founder, Robertson, Stephens
                          & Company; Shareholder of GP

Paul Stephens             Chief Investment Officer and Co-Founder,
                          Robertson, Stephens & Company; Portfolio Manager,
                          Robertson Stephens Investment Trust; Shareholder
                          of GP

Michael McCaffery         President and Chief Executive Officer, Robertson,
                          Stephens & Company; Shareholder of GP

Kenneth Fitzsimmons, Jr.  Director, Syndicate/Capital Markets, Robertson,
                          Stephens & Company; Shareholder of GP

George Hecht              Chief Operating Officer, Robertson, Stephens &
                          Company; President, Robertson Stephens Investment
                          Trust; Shareholder of GP


The fee schedule in the proposed Robertson Stephens Sub-Advisory Agreement provides for an increase in the amount of fees which are currently paid by the Adviser to the sub-adviser of the Smaller Companies Portfolio as indicated in the table below:

NAME OF PORTFOLIO  CURRENT SUB-ADVISORY FEE                    PROPOSED SUB-ADVISORY FEE
-----------------  ------------------------------------------  ------------------------------------------------
Smaller Companies  .75% of first $10 million of average daily  .70% of first $10 million of average daily net
                   net assets                                  assets
                   .50% of average daily net assets over and   .65% of the next $25 million of average daily
                   above $10 million                           net assets
                                                               .60% of the next $165 million of average daily
                                                               net assets
                                                               .55% of average daily net assets over and above
                                                               $  200 million

The aggregate amount of compensation which would have been paid by the Adviser to the current sub-adviser of the Smaller Companies Portfolio for its services for the period January 31, 1996 (commencement of operations) through December 31, 1996 was $9,362 without the effect of the voluntary fee waiver. The amount that the Adviser would have paid had the proposed fee been in effect during such period is $8,738 without any fee waiver. This fee represents a 6.7% decrease in the sub-advisory fee that would have been paid in connection with the Smaller Companies Portfolio.

The Adviser and current sub-adviser had agreed to waive their advisory fees for the Smaller Companies Portfolio for the initial six months of the Smaller Companies Portfolio's investment operations.

In addition, the Life Company has voluntarily agreed to reimburse the Smaller Companies Portfolio for certain expenses (excluding brokerage commissions) in excess of 1.39% through December 31, 1997. The Life Company has reserved the right to withdraw or modify its policy of expense reimbursement for the Smaller Companies Portfolio.

The Trustees believe that the proposed compensation schedule is fair and reasonable for the services to be provided by Robertson Stephens to the Portfolio. If approved, the proposed fee schedule will become effective on May 1, 1997.

The following is a summary of rates charged by Robertson Stephens for its services as adviser to the Robertson Stephens Diversified Growth Fund, a mutual fund with objectives similar to those of the Smaller Companies Portfolio:

NAME OF COMPARABLE FUND             ASSET SIZE         ANNUAL FEE RATE
-------------------------           -----------------  ----------------
                                    (as of 3/31/97)

The Robertson Stephens Diversified    $51.6 million          1.00%
Growth Fund



     If this proposal is approved, the name of the Smaller Companies Portfolio will be changed to Robertson Stephens Diversified Growth Portfolio.

DESCRIPTION OF THE AMENDMENT TO THE INVESTMENT ADVISORY AGREEMENT ("ADVISORY AMENDMENT")

As  stated  above,  the  Adviser  serves  as  investment  adviser to the Trust
pursuant  to  the  Investment  Advisory  Agreement.    A  copy of the proposed
Advisory  Amendment  is  attached  hereto  as  Exhibit  B.

As compensation for its services, the Adviser receives a fee from the Trust computed separately for each Series. The fee for each Series is stated as an annual percentage of the current value of the net assets of the Series.

The  proposed   Advisory Amendment  will increase the amount of fees which are currently paid to the Adviser by the Trust for the Value Portfolio and the Smaller Companies Portfolio as indicated in the table below.

PORTFOLIO          CURRENT ADVISORY FEE                         PROPOSED ADVISORY FEE
-----------------  -------------------------------------------  ------------------------------------------------

Value Portfolio    .875% of first $25 million of average daily  1.00% of first $25 million of average daily net
                   net assets                                   assets
                   .625% of the next $75 million of average     .85% of next $75 million of average daily net
                   daily net assets                             assets
                   .50% of the next $400 million of average     .75% of average daily net assets over and above
                   daily net assets                             $ 100 million
                   .45% of average daily net assets over and
                   above $500 million

Smaller Companies  1.00% of first $10 million of average daily  .95% of first $10 million of average daily net
                   net assets                                   assets
                   .75% of average daily net assets over and    .90% of the next $25 million of average daily
                   above $10 million                            net assets
                                                                .85% of the next $165 million of average daily
                                                                net assets
                                                                .80% of average daily net assets over and above
                                                                $ 200 million

The aggregate amount of compensation which would have been paid to the Adviser for its services for the period January 31, 1996 (commencement of operations) through December 31, 1996 for each of the Series indicated without the effect of any fee waiver as described below and the amount that the Adviser would have received had the proposed fee been in effect during such period is set forth in the table below:


                    Aggregate Fee Under
Portfolio           Current Fee Schedule     Pro Forma Fee under Proposed Fee Schedule
------------------  ----------------------   -----------------------------------------

(*M -- Million)
------------------
Value Portfolio     $               9,048     $                             10,341
Smaller Companies
   Portfolio        $              12,480     $                             11,856

The Adviser had agreed to waive its entire advisory fee for the initial six months of operations of the Smaller Companies Portfolio and the Value Portfolio.

The Trustees believe that the proposed compensation schedule is fair and reasonable for the services to be provided by the Adviser to the Series. If approved, the proposed fee schedule will become effective on May 1, 1997.

BOARD  OF  TRUSTEES'  EVALUATION

The Board, including the non-interested Trustees, has determined that the approval of the Harris Sub-Advisory Agreement, the Robertson Stephens Sub-Advisory Agreement and the Advisory Amendment on behalf of the Trust will enable the Trust to continue to obtain services of high quality at costs deemed appropriate, reasonable and in the best interests of the Trust and its Shareholders.

The Board, at its March 24, 1997 meeting, reviewed the proposed fee schedules for Harris and Robertson Stephens and the Adviser. The Trustees were also presented with materials containing detailed fee schedules of other comparable accounts managed by Harris and Robertson Stephens and other investment advisers, including other investment companies and other mutual funds underlying insurance products.

In evaluating the Harris Sub-Advisory Agreement, the Robertson Stephens Sub-Advisory Agreement and the Advisory Amendment, the Board took into account the following factors: (i) the qualifications of Harris and Robertson Stephens and the Adviser to provide sub-advisory and investment advisory services, including the credentials and investment experience of their respective officers and employees; (ii) the range of services provided by Harris and Robertson Stephens and the Adviser and (iii) the appropriateness of the sub-advisory and advisory fees.

Based upon its review, the Board concluded that the Harris Sub-Advisory Agreement, the Robertson Stephens Sub-Advisory Agreement and the Advisory Amendment are in the best interest of the Trust and the Trust's Shareholders. Accordingly, after consideration of the above factors, and such other factors and information that it deemed relevant, the Board, including a majority of the non-interested Trustees, approved the Harris Sub-Advisory Agreement, the Robertson, Stephens Sub-Advisory Agreement and the Advisory Amendment and voted to recommend approval to the Shareholders of the Trust.

REQUIRED  VOTE

Passage of Proposal 1.a. and b. requires a vote of the "majority of the outstanding voting securities" of a Portfolio, which shall mean the lesser of
(i) 67% or more of the Shares of the Portfolio entitled to vote thereon present in person or by proxy at the Meeting if holders of more than 50% of the outstanding Shares of the respective Portfolio are present in person or represented by proxy, or (ii) more than 50% of the outstanding Shares of the Portfolio.

                     ____________________________________
                      THE TRUSTEES UNANIMOUSLY RECOMMEND
                         THAT SHAREHOLDERS VOTE "FOR"
                                  PROPOSAL 1.
                      ___________________________________

PROPOSAL 2.  AMENDMENT OF CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS FOR THE
             SMALLER  COMPANIES  PORTFOLIO.

The primary purpose of Proposals 2.a. through 2.e. is to revise several investment restrictions to conform to restrictions that are utilized for existing funds managed by Robertson Stephens.

The Trustees believe that this standardization will help to promote operational efficiencies, facilitate monitoring of compliance with fundamental and non-fundamental investment restrictions, and enhance the management of the investments in the Smaller Companies Portfolio in light of future regulatory, business or investment conditions.

The following table indicates the proposed changes to the investment restrictions.

The  Smaller  Companies  Portfolio  may  not:


      Current Investment Restrictions               Proposed Investment Restrictions
      --------------------------------------------  ----------------------------------------------

2.a.  Borrow money or mortgage or pledge any of     Borrow more than one-third of the value of
      its assets, except that the Portfolio may     its total assets less all liabilities and
      borrow from banks, for temporary or           indebtedness (other than such borrowings) not
      emergency purposes, up to 33 1/3% of its      represented by senior securities.
      total assets and pledge up to 33 1/3% of its
      total assets in connection therewith. Any
      borrowings that come to exceed 33 1/3% of
      the value of the Portfolio's total assets at
      any time will be reduced within three days
      (exclusive of Sundays and legal holidays) to
      the extent necessary to comply with the 33
      1/3% limitation. The Portfolio may not
      purchase securities when borrowings exceed
      5% of its assets. Borrowings for purposes of
      this restriction include reverse repurchase
      agreements.

2.b.  Make loans if, as a result, more than 33      Make loans, except by purchase of debt
      1/3% of the Portfolio's total assets would    obligations or other financial instruments in
      be lent to other parties except (i) through   which the Portfolio may invest consistent
      the purchase of a portion of an issue of      with its investment policies, by entering
      debt securities in accordance with its        into repurchase agreements, or through the
      investment objectives, policies, and          lending of its portfolio securities.
      limitations, or (ii) by engaging in
      repurchase agreements with respect to
      portfolio securities. Portfolio securities
      may be loaned only if continuously
      collateralized at least 100% by "marking-to-
      market" daily.

2.c.  Purchase commodities or commodity contracts   Purchase or sell commodities or commodity
      (including futures contracts), except that    contracts, except that the Portfolio may
      the Portfolio may purchase securities of      purchase or sell financial futures contracts,
      issuers which invest or deal in commodities   options on financial futures contracts, and
      or commodity contracts.                       futures contracts, forward contracts, and
                                                    options with respect to foreign currencies,
                                                    and may enter into swap transactions or other
                                                    financial transactions, and except as
                                                    required in connection with otherwise
                                                    permissible options, futures, and commodity
                                                    activities as described elsewhere in the
                                                    prospectus or the Statement of Additional
                                                    Information at the time.

2.d.  Purchase or sell real estate or real estate   Purchase or sell real estate or interests in
      limited partnerships or securities issued by  real estate, including real estate mortgage
      companies that invest in real estate or       loans, although it may purchase and sell
      interests therein.                            securities which are secured by real estate
                                                    and securities of companies, including
                                                    limited partnership interests, that invest or
                                                    deal in real estate and it may purchase
                                                    interests in real estate investment trusts.
                                                    (For purposes of this restriction, investment
                                                    by the portfolio in mortgage-backed
                                                    securities and other securities representing
                                                    interests in mortgage pools shall not
                                                    constitute the purchase or sale of real
                                                    estate or interests in real estate or real
                                                    estate mortgage loans.)

2.e. Make investments for the purpose of exercising Act as an underwriter of securities of other control, or underwrite the securities of other issuers except to the extent that, in
     issuers, except insofar as the Portfolio may   connection with the disposition of portfolio
     be technically deemed an underwriter in        securities, it may be deemed to be an underwriter
     connection with the disposition of its         under certain federal securities laws.
     portfolio securities.

REQUIRED    VOTE

Passage of Proposal 2.a., 2.b., 2.c., 2.d. and 2.e requires a vote of the "majority of the outstanding voting securities" of the Portfolio, which shall mean the lesser of (i) 67% or more of the Shares of the Portfolio entitled to vote thereon present in person or by proxy at the Meeting if holders of more than 50% of the outstanding Shares of the Portfolio are
present  in  person  or    represented by  proxy, or (ii) more than 50% of the
outstanding  Shares  of  the    Portfolio.

                     ____________________________________
                      THE TRUSTEES UNANIMOUSLY RECOMMEND
                         THAT SHAREHOLDERS VOTE "FOR"
                                  PROPOSAL 2.
                      ___________________________________

PROPOSAL  3.    ELIMINATION OF CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS FOR
             THE  SMALLER  COMPANIES  PORTFOLIO.

The following fundamental investment restrictions are proposed to be deleted with respect to the Smaller Companies Portfolio:


3.a.  Purchase from, or sell any portfolio securities to, the Trust's officers or Trustees, or any firm of which any such officer or Trustee is a member, as principal, except that the
      Trust may deal with such persons or firms as securities dealers and pay a customary brokerage commission; or retain securities of any issuer, if to the knowledge of the
      Trust, one or more of its officers, Trustees or investment managers own beneficially more than one-half of 1% of the securities of such issuer and all such persons together own beneficially more than 5% of such securities.

3.b.  Purchase the securities of any issuer (other than securities issued or guaranteed by the
      U.S. government or any of its agencies or instrumentalities) if, as a result thereof, the Portfolio would own more than 10% of the outstanding voting securities of such issuer.



REQUIRED    VOTE

Passage of Proposal 3.a. and 3.b. requires a vote of the "majority of the outstanding voting securities" of the Portfolio, which shall mean the lesser of (i) 67% or more of the Shares of the Portfolio entitled to vote thereon present in person or by proxy at the Meeting if holders of more than 50% of the outstanding Shares of the Portfolio are present in person or represented by proxy, or (ii) more than 50% of the outstanding Shares of the Portfolio.

                     ____________________________________
                      THE TRUSTEES UNANIMOUSLY RECOMMEND
                         THAT SHAREHOLDERS VOTE "FOR"
                                  PROPOSAL 3.
                      ___________________________________

PROPOSAL  4.  AMENDMENT OF CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS FOR THE
              VALUE  PORTFOLIO.

The primary purpose of Proposals 4.a. through 4.d. is to conform several investment restrictions to restrictions that are utilized for existing funds managed by Harris Associates.

The Trustees believe that the standardization of the investment restrictions will help to promote operational efficiencies, facilitate monitoring of compliance with fundamental and non-fundamental investment restrictions, and enhance the management of investments in the Value Portfolio in light of future regulatory, business or investment conditions.

The following table indicates the proposed changes to the investment restrictions.

The  Value  Portfolio  may  not:


      Current Investment Restrictions                Proposed Investment Restrictions
      ---------------------------------------------  ----------------------------------------------

4.a.  Invest in physical commodities or contracts    Purchase and sell commodities or commodity
      on physical commodities.                       contracts, except that it may enter into
                                                     forward foreign currency contracts.

4.b.  Borrow money, except (i) as a temporary        Borrow money except from banks for temporary
      measure for extraordinary or emergency         or emergency purposes in amounts not
      purposes (ii) in connection with reverse       exceeding 10% of the value of the Portfolio's
      repurchase agreements provided that (i) and    assets at the time of borrowing.
      (ii) in combination do not exceed 33 1/3% of
      the Portfolio's total assets (including the
      amount borrowed) less liabilities (exclusive
      of borrowings).

4.c.  Make loans except: (i) by purchasing debt      Make loans, but this restriction shall not
      securities in accordance with its investment   prevent the Portfolio from (a) investing in
      objectives and policies, or entering into      debt obligations, (b) investing in repurchase
      repurchase agreements, subject to the          agreements. (A repurchase agreement involves
      limitations described in (h)below (ii) by      a sale of securities to the Portfolio with
      lending its portfolio securities and (iii)     the concurrent agreement of the seller (bank
      by lending portfolio assets to other           or securities dealer) to repurchase the
      Portfolios of the Trust, so long as such       securities at the same price plus an amount
      loans are not inconsistent with the 1940 Act   equal to an agreed-upon interest rate within
      or the Rules and Regulations, or               a specified time. In the event of a
      interpretations or orders of the SEC           bankruptcy or other default of a seller of a
      thereunder.                                    repurchase agreement, the Portfolio could
                                                     experience both delays in liquidating the
                                                     underlying securities and losses.)

4.d.  With respect to 75% of its assets, purchase    Acquire securities of any one issuer which
      a security if, as a result, it would hold      at the time of investment (a) represent more
      more than 10% (taken at the time of            than 10% of the voting securities of the issuer,
      investment) of the outstanding voting          or, (b) have a value of greater than 10% of the
      securities of any issuer.                      outstanding securities of the issuer.



REQUIRED VOTE

     Passage of Proposal 4.a., 4.b., 4.c. and 4.d. requires a vote of the "majority of the outstanding voting securities" of the Portfolio, which shall mean the lesser of (i) 67% or more of the Shares of the Portfolio entitled to vote thereon present in person or by proxy at the Meeting if holders of more than 50% of the outstanding Shares of the Portfolio are present in person or represented by proxy, or (ii) more than 50% of the outstanding Shares of the Portfolio.

                     ____________________________________
                      THE TRUSTEES UNANIMOUSLY RECOMMEND
                         THAT SHAREHOLDERS VOTE "FOR"
                                  PROPOSAL 4.
                      ___________________________________

PROPOSAL  5.    ADDITIONAL  FUNDAMENTAL  INVESTMENT RESTRICTIONS FOR THE VALUE
             PORTFOLIO

The following investment restrictions are proposed to be added as fundamental investment restrictions for the Value Portfolio.

The  Value  Portfolio  may  not:


5.a.  Issue any senior security except in connection with permitted borrowings; or

5.b.  Acquire securities of other investment companies except (a) by purchase in the open market, where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission or (b) where the acquisition results from a dividend or a merger, consolidation or other reorganization. (In addition to this investment restriction, the Investment Company Act of 1940 provides that the Portfolio may neither purchase more than 3% of the voting securities of any one investment company nor invest more than 10% of the Portfolio's assets (valued at the time of investment) in all investment company securities purchased by the Portfolio. Investment in the shares of another investment company would require the Portfolio to bear a portion of the management and advisory fees paid by that investment company, which might duplicate the fees paid by the Portfolio.)



REQUIRED    VOTE

Passage of Proposal 5.a. and 5.b. requires a vote of the "majority of the outstanding voting securities" of the Portfolio, which shall mean the lesser of (i) 67% or more of the Shares of the Portfolio entitled to vote thereon present in person or by proxy at the Meeting if holders of more than 50% of the outstanding Shares of the Portfolio are present in person or represented by proxy, or (ii) more than 50% of the outstanding Shares of the Portfolio.

                     ____________________________________
                      THE TRUSTEES UNANIMOUSLY RECOMMEND
                         THAT SHAREHOLDERS VOTE "FOR"
                                  PROPOSAL 5.
                      ___________________________________


                          PROXY SOLICITATION EXPENSES

The costs of the Meeting will be paid by London Pacific, including the costs associated with the solicitation of voting instructions from its Variable Contract owners.

                           SUBSTANTIAL SHAREHOLDERS

   As of the Record Date, London Pacific and LPLA Separate Account One, a separate account of London Pacific, were known to the Board of Trustees and the management of the Trust to own of record 100% of the Shares. As of the Record Date, one officer and Trustee of the Trust owned a Variable Contract representing less than 5% of the shares in the Portfolios.

               REPORTS TO SHAREHOLDERS AND FINANCIAL STATEMENTS

The Trust's Annual Report to Shareholders, which includes audited financial statements of the Trust as of December 31, 1996, may be obtained without charge by calling (800) 852-3152 or writing to the Annuity Service Center at P.O. Box 29564, Raleigh, North Carolina 27626.

                                OTHER BUSINESS

The Trustees know of no other business other than that described in Proposals 1, 2, 3, 4 and 5 of the Notice which will be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.

You are urged to mark, date, sign and return the Proxy Card in the enclosed envelope, which requires no postage if mailed in the United States.

                                        By  Order  of  the  Board of Trustees,

                                        George  C.  Nicholson
                                        Vice  President,  Treasurer, Principal
                                        Financial  Officer  and  Principal
Dated:  April 13,  1997                 Accounting Officer


                                EXHIBIT A

                     LPT VARIABLE INSURANCE SERIES TRUST

                        FORM OF SUB-ADVISORY AGREEMENT


     AGREEMENT dated as of ______________, 1997, among Harris Associates L.P. ("HALP"), a Delaware limited partnership (the"Sub-Adviser"), LPIMC Insurance Marketing Services, a California corporation (the "Adviser"), and LPT Variable Insurance Series Trust, a Massachusetts business trust (the "Trust").

     WHEREAS, Adviser has entered into an Investment Advisory Agreement (referred to herein as the "Advisory Agreement"), dated January 9, 1996, with the Trust, under which Adviser has agreed to act as investment adviser to the Trust, which is registered as an open-end diversified management investment company under the Investment Company Act of 1940, as amended ("1940 Act"); and

     WHEREAS, the Advisory Agreement provides that the Adviser may engage a sub-adviser or sub-advisers for the purpose of managing the investments of the Portfolios of the Trust; and

     WHEREAS, the Adviser desires to retain Sub-Adviser, which is engaged in the business of rendering investment management services, to provide certain sub-investment advisory services for the investment portfolio(s) of the Trust listed on EXHIBIT A hereto (the "Portfolio") of the Trust as more fully described below; and

     WHEREAS, it is the purpose of this Agreement to express the mutual agreements of the parties hereto with respect to the services to be provided by Sub-Adviser to Adviser with respect to the Portfolio and the terms and conditions under which such services will be rendered.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, the parties hereto agree as follows:

     1. SERVICES OF SUB-ADVISER. The Sub-Adviser shall act as investment sub-adviser to the Adviser with respect to the Portfolio. In this capacity, subject to the overall supervision of the Adviser, the Sub-Adviser shall have the following responsibilities and authority:

     (a) to manage the Portfolio on an ongoing basis, and with discretion to make and implement decisions regarding the acquisition, holding or disposition of any or all of the securities or other assets which the Portfolio may own or contemplate acquiring from time to time;

     (b) to cause its officers to attend meetings of the Adviser or the Trust and furnish oral or written reports, as the Adviser may reasonably require, in order to keep the Adviser and its officers and the Trustees of the Trust and appropriate officers of the Trust fully informed as to the condition of the investment securities of the Portfolio, the investment recommendations of the Sub-Adviser, and the investment considerations which have given rise to those recommendations;

     (c) to furnish such statistical and analytical information and reports regarding investment securities of the Portfolio as may reasonably be required by the Adviser from time to time; and

     (d) to supervise and place orders for the purchase, sale, exchange and conversion of securities as directed by the appropriate officers of the Trust or of the Adviser.

     2. OBLIGATIONS OF THE ADVISER. The Adviser shall have the following obligations under this Agreement:

     (a) to keep the Sub-Adviser continuously and fully informed as to the composition of the Portfolio's investment securities and the nature of the Portfolio's assets and liabilities;

     (b) to keep the Sub-Adviser continually and fully advised of the Portfolio's investment objectives, and any modifications and changes thereto, as well as any specific investment restrictions or limitations;

     (c) to furnish the Sub-Adviser with a certified copy of any financial statement or report prepared for the Trust with respect to the Portfolio by certified or independent public accountants, and with copies of any financial statements or reports made by the Trust to shareholders or to any governmental body or securities exchange and to inform the Sub-Adviser of the results of any audits or examinations by regulatory authorities pertaining to the Portfolio, if these results affect the services provided by the Sub-Adviser pursuant to this Agreement;

     (d) to furnish the Sub-Adviser with any further materials or information which the Sub-Adviser may reasonably request to enable it to perform its functions under this Agreement; and

     (e) to compensate the Sub-Adviser for its services under this Agreement by the payment of fees as set forth in EXHIBIT B attached hereto.

     3. PORTFOLIO TRANSACTIONS. The Sub-Adviser shall place all orders for the purchase and sale of portfolio securities for the account of the Portfolio with broker-dealers selected by the Sub-Adviser. In executing portfolio transactions and selecting broker-dealers, the Sub-Adviser will use its best efforts to seek best execution on behalf of the Portfolio. In assessing the best execution available for any transaction, the Sub-Adviser shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker-dealer, and the reasonableness of the commission, if any (all for the specific transaction and on a continuing basis). In evaluating the best execution available, and in selecting the broker/dealer to execute a particular transaction, the Sub-Adviser may also consider the brokerage and research services (as those terms are used in Section 28(e) of the Securities Exchange Act of 1934) provided to the Portfolio and/or other accounts over which the Sub-Adviser, an affiliate of the Sub-Adviser (to the extent permitted by law) or another investment adviser of the Portfolio exercises investment discretion. The Sub-Adviser is authorized to cause the Portfolio to pay a broker-dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of the commission another broker-dealer would have charged for effecting that transaction if, but only if, the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer viewed in terms of that particular transaction or in terms of all of the accounts over which investment discretion is so exercised.

     4. MARKETING SUPPORT. The Sub-Adviser shall provide marketing support to the Adviser in connection with the sale of Trust shares and/or the sale of variable annuity and variable life insurance contracts issued by London Pacific Life & Annuity Company and its affiliates which may invest in the Trust (collectively, the "Life Company"), as reasonably requested by the Adviser. Such support shall include, but not necessarily be limited to, presentations by representatives of the Sub-Adviser at investment seminars, conferences and other industry meetings. Any materials utilized by the Adviser which contain any information relating to the Sub-Adviser shall be submitted to the Sub-Adviser for approval prior to use, not less than five (5) business days before such approval is needed by the Adviser. Any materials utilized by the Sub-Adviser which contain any information relating to the Adviser, the Life Company (including any information relating to its separate accounts or variable annuity or variable life insurance contracts) or the Trust shall be submitted to the Adviser for approval prior to use, not less than five (5) business days before such approval is needed by the Sub-Adviser.

     5. SERVICE MARK. HAIM, as the owner of the service mark "Oakmark", has sublicensed the Portfolio to utilize the word "Oakmark" in reference to comparable fund performance, subject to revocation by HAIM in the event that the Portfolio ceases to engage HAIM or its affiliates as sub-adviser.

     6. GOVERNING LAW. The Agreement shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts.

     7. EXECUTION OF AGREEMENT. This Agreement will become binding on the parties hereto upon their execution of the attached Exhibit B to this Agreement.

     8. COMPLIANCE WITH LAWS. The Sub-Adviser represents that it is, and will continue to be throughout the term of this Agreement, an investment adviser registered under all applicable federal and state laws. In all matters relating to the performance of this Agreement, the Sub-Adviser will act in conformity with the Trust's Declaration of Trust, Bylaws, and current registration statement applicable to the Portfolio as may be furnished to the Sub-Adviser from time to time and with the instructions and direction of the Adviser and the Trust's Trustees, and will conform to and comply with the 1940 Act and all other applicable federal or state laws and regulations.

     9. TERMINATION. This Agreement shall terminate automatically upon the termination of the Advisory Agreement. This Agreement may be terminated at any time, without penalty, by the Adviser or by the Trust by giving sixty (60) days' written notice of such termination to the Sub-Adviser at its principal place of business, provided that such termination is approved by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as that phrase is defined in Section 2(a)(42) of the 1940 Act) of the Portfolio. This Agreement may be terminated at any time by the Sub-Adviser by giving 60 days written notice of such termination to the Trust and the Adviser at their respective principal places of business.

     10.    ASSIGNMENT.    This Agreement shall terminate automatically in the
event of any assignment (as that term is defined in Section 2(a)(4) of the 1940 Act) of this Agreement.

     11. TERM. This Agreement shall begin on the date of its execution and unless sooner terminated in accordance with its terms shall continue in effect for two years from that date and from year to year thereafter provided continuance is specifically approved at least annually by the vote of a majority of the Trustees of the Trust who are not parties hereto or interested persons (as the term is defined in Section 2(a)(19) of the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Trustees of the Trust or the affirmative vote of a majority of the outstanding voting securities of the Portfolio (as that phrase is defined in Section 2(a)(42) of the 1940 Act).

     12. AMENDMENTS. This Agreement may be amended only with the approval by the affirmative vote of a majority of the outstanding voting securities of the Portfolio (as that phrase is defined in Section 2(a)(42) of the 1940 Act) and the approval by the vote of a majority of the Trustees of the Trust who are not parties hereto or interested persons (as that term is defined in Section 2(a)(19) of the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on the approval of such amendment, unless otherwise permitted in accordance with the 1940 Act.

     13. INDEMNIFICATION. The Adviser shall indemnify and hold harmless the Sub-Adviser, its officers and directors and each person, if any, who controls the Sub-Adviser within the meaning of Section 15 of the Securities Act of 1933 ("1933 Act") (any and all such persons shall be referred to as "Indemnified Party"), against any loss, liability, claim, damage or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages or expense and reasonable counsel fees incurred in connection therewith), arising by reason of any matter to which the Sub-Advisory Agreement relates or the services performed by the Sub-Adviser in connection herewith. However, in no case (i) is this indemnity to be deemed to protect any particular Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Sub-Advisory
Agreement or (ii) is the Adviser to be liable under this indemnity with respect to any claim made against any particular Indemnified Party unless such Indemnified Party shall have notified the Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon the Sub-Adviser or such controlling persons.

     The Sub-Adviser shall indemnify and hold harmless the Adviser and each of its directors and officers and each person if any who controls the Adviser within the meaning of Section 15 of the 1933 Act, against any loss, liability, claim, damage, or expense described in the foregoing indemnity, but only with respect to the Sub-Adviser's willful misfeasance, bad faith or gross negligence in the performance of its duties under this Sub-Advisory Agreement. In case any action shall be brought against the Adviser or any person so indemnified, in respect of which indemnity may be sought against the Sub-Adviser, (a) the Sub-Adviser shall have the rights and duties given to the Adviser, and the Adviser and each person so indemnified shall have the rights and duties given to the Sub-Adviser by the provisions of subsections (i) and
(ii) of this section and (b) the Sub-Adviser shall have the right to defend any such claim with counsel selected by it.

     The Sub-Adviser may rely on information reasonably believed by it to be accurate and reliable. Neither the Sub-Adviser nor its officers, directors, employees or agents shall be subject to any liability for any error of judgment or mistake of law or for any loss arising out of any investment or other act or omission in the performance by the Sub-Adviser of its duties under this Agreement or for any loss or damage resulting from the imposition by any government or exchange control restrictions which might affect the liquidity of the Portfolio's assets, or from acts or omissions of custodians or securities depositories, or from any war or political act of any foreign government to which such assets might be exposed, provided that nothing herein shall be deemed to protect, or purport to protect, the Sub-Adviser against any liability to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder.

                                   EXHIBIT A

                      LPT VARIABLE INSURANCE SERIES TRUST


     The following Portfolios of LPT Variable Trust Insurance Series Trust are subject to this Agreement:


             Harris  Associates  Value  Portfolio

                                   EXHIBIT B

                      LPT VARIABLE INSURANCE SERIES TRUST

                           SUB-ADVISORY COMPENSATION


     For all services rendered by Sub-Adviser hereunder, Adviser shall pay to Sub-Adviser and Sub-Adviser agrees to accept as full compensation for all services rendered hereunder, monthly a fee of:


               Harris  Associates  Value  Portfolio

                   .75% of first $25 million on an annualized basis of average daily net assets under management.

                   .60% of next $75 million on an annualized basis of average daily net assets under management.

                   .50% on an annualized basis of average daily net assets under management over and above $100 million.


LPT  VARIABLE  INSURANCE  SERIES  TRUST

By:________________________________

Title:_____________________________


LPIMC  INSURANCE  MARKETING  SERVICES

By:_______________________________

Title:____________________________


HARRIS  ASSOCIATES  L.P.

By:_______________________________

Title:____________________________



A Copy of the document establishing the Trust is filed with the Secretary of the Commonwealth of Massachusetts. This Agreement is executed by officers not as individuals and is not binding upon any of the Trustees, officers or shareholders of the Trust individually but only upon the assets of each Portfolio.




                                  EXHIBIT B

               FORM OF PROPOSED AMENDMENT TO ADVISORY AGREEMENT


   AMENDMENT TO ADVISORY AGREEMENT Dated January 9, 1996 between LPT Variable
         Insurance Series Trust and LPIMC Insurance Marketing Services



Section 3.1 is hereby amended with the following changes to the fee schedule effective May 1, 1997:

1. Section 3.1.3 is hereby deleted in its entirety and the following is substituted in its place and stead:

PORTFOLIO                PROPOSED ADVISORY FEE
-----------------------  ------------------------------------------------

Harris Associates Value  1.00% of first $25 million of average daily net assets
                         .85% of next $75 million of average daily net assets
                         .75% of average daily net assets over and above
                         $ 100 million



2. Section 3.1.4 is hereby deleted in its entirety and the following is substituted in its place and stead:

Robertson  Stephens  Diversified  Growth

PORTFOLIO           PROPOSED ADVISORY FEE
------------------  ------------------------------------------------

Robertson Stephens  .95% of first $10 million of average daily net
Diversified Growth  assets
                    .90% of the next $25 million of average daily net assets
                    .85% of the next $165 million of average daily net assets
                    .80% of average daily net assets over and above
                    $ 200 million



LPT  Variable  Insurance  Series  Trust



By___________________________________




LPIMC  Insurance  Marketing  Services



By___________________________________


                                   EXHIBIT C

                        INVESTMENT ADVISORY AGREEMENT


     AGREEMENT, made as of the 9th day of January, 1996 between LPT VARIABLE INSURANCE SERIES TRUST, an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts (the "Trust"), and LPIMC INSURANCE MARKETING SERVICES, a California Corporation (the "Adviser").

                            W I T N E S S E T H :

     WHEREAS, the Trust is engaged in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Act");

     WHEREAS, the Trust is authorized to issue separate series, each of which offers a separate class of shares of common stock, each having its own investment objective or objectives, policies and limitations;

     WHEREAS, the Trust currently offers shares in eight series, designated as the Strong International Stock Portfolio, Strong Growth Portfolio, MAS Value Portfolio, Berkeley Smaller Companies Portfolio, Lexington Corporate Leaders Portfolio, MFS Total Return Portfolio, Salomon U.S. Quality Bond Portfolio and Salomon Money Market Portfolio ("Current Series"), and the Trust may offer shares of one or more additional series in the future;

     WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940; and

     WHEREAS, the Trust desires to retain the Adviser to render investment management and administrative services to the Trust with respect to each Current Series as indicated on the signature page in the manner and on the terms and conditions hereinafter set forth;

     NOW, THEREFORE, the parties hereto agree as follows:

1.   SERVICES OF THE ADVISER.

     1.1 INVESTMENT MANAGEMENT SERVICES. The Adviser shall act as the investment adviser to the Trust and, as such, shall (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities hereunder, (ii) formulate a continuing program for the investment of the assets of the Trust in a manner consistent with its investment objectives, policies and restrictions, and (iii) determine from time to time securities to be purchased, sold, retained or lent by the Trust, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, that the Adviser will place orders pursuant to its investment determinations either directly with the issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best net price and most favorable execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and to brokers and dealers who provide the Adviser with research, analysis, advice and similar services and pay such brokers and dealers in return a higher commission or spread than may be charged by other brokers or dealers.

     The Trust hereby authorizes any entity or person associated with the Adviser or any Sub-Adviser retained by Adviser pursuant to Section 7 of this Agreement, which is a member of a national securities exchange, to effect any transaction on the exchange for the account of the Trust which is permitted by
Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder, and the Trust hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(iv).

     The Adviser shall carry out its duties with respect to the Trust's investments in accordance with applicable law and the investment objectives, policies and restrictions set forth in the Trust's then-current Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser.

     1.2 ADMINISTRATIVE SERVICES. The Adviser shall manage the Trust's business and affairs and shall provide such services required for effective administration of the Trust as are not provided by employees or other agents engaged by the Trust; provided, that the Adviser shall not have any obligation to provide under this Agreement, any direct or indirect services to Trust shareholders, any services related to the distribution of Trust shares, or any other services which are the subject of a separate agreement or arrangement between the Trust and the Adviser. Subject to the foregoing, in providing administrative services hereunder, the Adviser shall:

     1.2.1 OFFICE SPACE, EQUIPMENT AND FACILITIES. Furnish without cost to the Trust, or pay the cost of, such office space, office equipment and office facilities as are adequate for the Trust's needs.

     1.2.2 PERSONNEL. Provide, without remuneration from or other cost to the Trust, the services of individuals competent to perform all of the Trust's executive, administrative and clerical functions which are not performed by employees or other agents engaged by the Trust or by the Adviser acting in some other capacity pursuant to a separate agreement or arrangement with the Trust.

     1.2.3 AGENTS. Assist the Trust in selecting and coordinating the activities of the other agents engaged by the Trust, including the Trust's shareholder servicing agent, custodian, independent accountants and legal counsel.

     1.2.4 TRUSTEES AND OFFICERS. Authorize and permit the Adviser's directors, officers and employees who may be elected or appointed as Trustees or officers of the Trust to serve in such capacities, without remuneration from or other cost to the Trust.

     1.2.5 BOOKS AND RECORDS. Assure that all financial, accounting and other records required to be maintained and preserved by the Trust are maintained and preserved by it or on its behalf in accordance with applicable laws and regulations.

     1.2.6 REPORTS AND FILINGS. Assist in the preparation of (but not pay for) all periodic reports by the Trust to its shareholders and all reports and filings required to maintain the registration and qualification of the Trust and Trust shares, or to meet other regulatory or tax requirements applicable to the Trust, under federal and state securities and tax laws.

     1.3 ADDITIONAL SERIES. In the event that the Trust from time to time designates one or more series in addition to the Current Series ("Additional Series"), it shall notify the Adviser in writing. If the Adviser is willing to perform services hereunder to the Additional Series, it shall so notify the Trust in writing. Thereupon, the Trust and the Adviser shall enter into an Addendum to this Agreement for the Additional Series and the Additional Series shall be subject to this Agreement.

2.0  EXPENSES OF THE TRUST.

     2.1 EXPENSES TO BE PAID BY ADVISER. The Adviser shall pay all salaries, expenses and fees of the officers, Trustees and employees of the Trust who are officers, directors or employees of the Adviser.

     In the event that the Adviser pays or assumes any expenses of the Trust not required to be paid or assumed by the Adviser under this Agreement, the Adviser shall not be obligated hereby to pay or assume the same or any similar expense in the future; provided, that nothing herein contained shall be deemed to relieve the Adviser of any obligation to the Trust under any separate agreement or arrangement between the parties.

     2.2 EXPENSES TO BE PAID BY THE TRUST. The Trust shall bear all expenses of its operation, except those specifically allocated to the Adviser under this Agreement or under any separate agreement between the Trust and the Adviser. Subject to any separate agreement or arrangement between the Trust and the Adviser, the expenses hereby allocated to the Trust, and not to the Adviser, include, but are not limited to:

     2.2.1 CUSTODY. All charges of depositories, custodians, and other agents for the transfer, receipt, safekeeping, and servicing of its cash, securities, and other property.

     2.2.2 SHAREHOLDER SERVICING. All expenses of maintaining and servicing shareholder accounts, including but not limited to the charges of any shareholder servicing agent, dividend disbursing agent or other agent engaged by the Trust to service shareholder accounts.

     2.2.3 SHAREHOLDER REPORTS. All expenses of preparing, setting in type, printing and distributing reports and other communications to shareholders.

     2.2.4 PROSPECTUSES. All expenses of preparing, setting in type, printing and mailing annual or more frequent revisions of the Trust's Prospectus and Statement of Additional Information and any supplements thereto and of supplying them to shareholders.

     2.2.5 PRICING AND PORTFOLIO VALUATION. All expenses of computing the Trust's net asset value per share, including any equipment or services obtained for the purpose of pricing shares or valuing the Trust's investment portfolio.

     2.2.6 COMMUNICATIONS. All charges for equipment or services used for communications between the Adviser or the Trust and any custodian, shareholder servicing agent, portfolio accounting services agent, or other agent engaged by the Trust.

     2.2.7 LEGAL AND ACCOUNTING FEES. All charges for services and expenses of the Trust's legal counsel and independent accountants.

     2.2.8 TRUSTEES' FEES AND EXPENSES. All compensation of Trustees other than those affiliated with the Adviser, all expenses incurred in connection with such unaffiliated Trustees' services as Trustees, and all other expenses of meetings of the Trustees and committees of the Trustees.

     2.2.9 SHAREHOLDER MEETINGS. All expenses incidental to holding meetings of shareholders, including the printing of notices and proxy materials, and proxy solicitation therefor.

     2.2.10 FEDERAL REGISTRATION FEES. All fees and expenses of registering and maintaining the registration of the Trust under the Act and the registration of the Trust's shares under the Securities Act of 1933 (the "1933 Act"), including all fees and expenses incurred in connection with the preparation, setting in type, printing, and filing of any Registration Statement, Prospectus and Statement of Additional Information under the 1933 Act or the Act, and any amendments or supplements that may be made from time to time.

     2.2.11 STATE REGISTRATION FEES. All fees and expenses of qualifying and maintaining the qualification of the Trust and of the Trust's shares for sale under securities laws of various states or jurisdictions, and of registration and qualification of the Trust under all other laws applicable to the Trust or its business activities (including registering the Trust as a broker-dealer, or any officer of the Trust or any person as agent or salesman of the Trust in any state).

     2.2.12 BONDING AND INSURANCE. All expenses of bond, liability, and other insurance coverage required by law or regulation or deemed advisable by the Trustees of the Trust, including, without limitation, such bond, liability and other insurance expenses that may from time to time be allocated to the Trust in a manner approved by its Trustees.

     2.2.13 BROKERAGE COMMISSIONS. All brokers' commissions and other charges incident to the purchase, sale or lending of the Trust's portfolio securities.

     2.2.14 TAXES. All taxes or governmental fees payable by or with respect to the Trust to federal, state or other governmental agencies, domestic or foreign, including stamp or other transfer taxes.

     2.2.15 TRADE ASSOCIATION FEES. All fees, dues and other expenses incurred in connection with the Trust's membership in any trade association or other investment organization.

     2.2.16 NONRECURRING AND EXTRAORDINARY EXPENSES. Such nonrecurring and extraordinary expenses as may arise including the costs of actions, suits, or proceedings to which the Trust is a party and the expenses the Trust may incur as a result of its legal obligation to provide indemnification to its officers, Trustees and agents.

3.  ADVISORY FEE.

     3.1 FEE. As compensation for all services rendered facilities provided and expenses paid or assumed by the Adviser under this Agreement, the Trust shall pay the Adviser on the last day of each month, or as promptly as possible thereafter, a fee calculated at the annual rate of the average daily net assets during such month of each series of the Trust as set forth below:


                                      Annual
                                     Advisory
                                       Fee
                                      as a %
                                    of Average
                                      Daily
            Portfolio               Net Assets     Net Asset Size
--------------------------------    ----------   -----------------------

3.1.1 Strong International Stock           .75%  Less than $150 million
                                           .70%  $150 million to $500
                                                 million
                                           .65%  Over $500 million

3.1.2 Strong Growth                        .75%  Less than $150 million
                                           .70%  $150 million to $500
                                                 million
                                           .65%  Over $500 million

3.1.3 MAS Value                           .875%  Less than $25 million
                                          .625%  $25 million to $100
                                                 million
                                           .50%  $100 million to $500
                                                 million
                                           .45%  Over $500 million

3.1.4 Berkeley Smaller Companies          1.00%  Less than $10 million
                                           .75%  Over $10 million

3.1.5 Lexington Corporate Leaders          .65%  Less than $10 million
                                           .60%  10 million to $100 million
                                           .55%  Over $100 million

3.1.6 MFS Total Return                     .75%  Less than $200 million
                                           .70%  $200 million to $1.3
                                                 billion
                                           .65%  Over $1.3 billion

3.1.7 Salomon U.S. Quality Bond            .55%  Less than $50 million
                                          .525%  $50 million to $150
                                                 million
                                           .50%  $150 million to $300
                                                 million
                                           .45%  $300 million to $500
                                                 million
                                          .425%  Over $500 million

3.1.8 Salomon Money Market                 .45%  Less than $50 million
                                          .425%  $50 million to $150
                                                 million
                                           .40%  $150 million to $300
                                                 million
                                           .35%  $300 million to $500
                                                 million
                                          .325%  Over $500 million



4.  RECORDS.

     4.1 TAX TREATMENT. The Adviser shall maintain the books and records of the Trust in such a manner that treats each series as a separate entity for federal income tax purposes.

     4.2 OWNERSHIP. All records required to be maintained and preserved by the Trust pursuant to the provisions or rules or regulations of the Securities and Exchange Commission under Section 31(a) of the Act and maintained and preserved by the Adviser on behalf of the Trust are the property of the Trust and shall be surrendered by the Adviser promptly on request by the Trust; provided, that the Adviser may at its own expense make and retain copies of any such records.

5.  REPORTS TO ADVISER.

     The Trust shall furnish or otherwise make available to the Adviser such copies of the Trust's Prospectus, Statement of Additional Information, financial statements, proxy statements, reports, and other information relating to its business and affairs as the Adviser may, at any time or from time to time, reasonably require in order to discharge its obligations under this Agreement.

6.  REPORTS TO THE TRUST.

     The Adviser shall prepare and furnish to the Trust such reports, statistical data and other information in such form and at such intervals as the Trust may reasonably request.

7.  RETENTION OF SUB-ADVISER(S).

     Subject to the Trust's obtaining the initial and periodic approvals required under Section 15 of the Act, the Adviser may retain one or more sub-advisers, at the Adviser's own cost and expense, for the purpose of managing the investments of the assets of one or more Series of the Trust. Retention of one or more sub-advisers shall in no way reduce the responsibilities or obligations of the Adviser under this Agreement and the Adviser shall be responsible to the Trust for all acts or omissions of any sub-adviser in connection with the performance of the Adviser's duties hereunder.

8.  SERVICES TO OTHER CLIENTS.

     Nothing herein contained shall limit the freedom of the Adviser or any affiliated person of the Adviser to render investment management and administrative services to other investment companies, to act as investment adviser or investment counselor to other persons, firms or corporations, or to engage in other business activities.

9.  LIMITATION OF LIABILITY OF ADVISER AND ITS PERSONNEL.

     Neither the Adviser nor any director, officer or employee of the Adviser performing services for the Trust at the direction or request of the Adviser in connection with the Adviser's discharge of its obligations hereunder shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with any matter to which this Agreement relates, and the Adviser shall not be responsible for any action of the Trustees of the Trust in following or declining to follow any advice or recommendation of the Adviser; PROVIDED, that nothing herein contained shall be construed (i) to protect the Adviser against any liability to the Trust or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Adviser's duties, or by reason of the Adviser's reckless disregard of its obligations and duties under this Agreement, or (ii) to protect any director, officer or employee of the Adviser who is or was a Trustee or officer of the Trust against any liability of the Trust or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office with the Trust.

10.  INDEMNIFICATION.

     The Trust shall indemnify and hold harmless the Adviser, its officers and directors and each person, if any, who controls the Adviser within the meaning of Section 15 of the Securities Act of 1933 ("1933 Act") (any and all such persons shall be referred to as "Indemnified Party"), against any loss, liability, claim, damage or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages or expense and reasonable counsel fees incurred in connection therewith), arising by reason of any matter to which this Investment Advisory Agreement relates. However, in no case (i) is this indemnity to be deemed to protect any particular Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Investment Advisory Agreement or (ii) is the Trust to be liable under this indemnity with respect to any claim made against any particular Indemnified Party unless such Indemnified Party shall have notified the Trust in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon the Adviser or such controlling persons.

     The Adviser shall indemnify and hold harmless the Trust and each of its directors and officers and each person if any who controls the Trust within the meaning of Section 15 of the 1933 Act, against any loss, liability, claim, damage or expense described in the foregoing indemnity, but only with respect to the Adviser's willful misfeasance, bad faith or gross negligence in the performance of its duties under this Investment Advisory Agreement. In case any action shall be brought against the Trust or any person so indemnified, in respect of which indemnity may be sought against the Adviser, the Adviser shall have the rights and duties given to the Trust, and the Trust and each person so indemnified shall have the rights and duties given to the Adviser by the provisions of subsections (i) and (ii) of this section.

11.  NO PERSONAL LIABILITY OF TRUSTEES OR SHAREHOLDERS.

     This Agreement is made by the Trust on behalf of its various Current Series pursuant to authority granted by the Trustees, and the obligations created hereby are not binding on any of the Trustees or shareholders of the Trust individually, but bind only the property of each Current Series of the Trust.

12.  EFFECT OF AGREEMENT.

     Nothing herein contained shall be deemed to require the Trust to take any action contrary to its Declaration of Trust or its By-Laws or any applicable law, regulation or order to which it is subject or by which it is bound, or to relieve or deprive the Trustees of the Trust of their responsibility for and control of the conduct of the business and affairs of the Trust.

13.  TERM OF AGREEMENT.

     The term of this Agreement shall begin on the date first above written, and unless sooner terminated as hereinafter provided, this Agreement shall remain in effect through January 8, 1998. Thereafter, this Agreement shall continue in effect with respect to the Trust from year to year, subject to the termination provisions and all other terms and conditions hereof; PROVIDED, such continuance with respect to the Trust is approved at least annually by vote of the holders of a majority of the outstanding voting securities of the Trust or by the Trustees of the Trust; PROVIDED, that in either event such continuance is also approved annually by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto; and PROVIDED FURTHER that the Adviser shall not have notified the Trust in writing at least sixty (60) days prior to January 8, 1998, or at least sixty (60) days prior to January 8th of any year thereafter that it does not desire such continuation. The Adviser shall furnish to the Trust, promptly upon its request, such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal or amendment thereof.

14. AMENDMENT OR ASSIGNMENT OF AGREEMENT.

     Any amendment to this Agreement shall be in writing signed by the parties hereto; PROVIDED, that no such amendment shall be effective unless authorized on behalf of the Trust (i) by resolution of the Trust's Trustees, including the vote or written consent of a majority of the Trust's Trustees who are not parties to this Agreement or interested persons of either party hereto, and
(ii) by vote of a majority of the outstanding voting securities of the Trust. This Agreement shall terminate automatically and immediately in the event of its assignment.

15.  TERMINATION OF AGREEMENT.

     This Agreement may be terminated at any time by either party hereto, without the payment of any penalty, upon sixty (60) days' prior written notice to the other party; PROVIDED, that in the case of termination by the Trust, such action shall have been authorized (i) by resolution of the Trust's Board of Trustees, including the vote or written consent of Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto, or (ii) by vote of a majority of the outstanding voting securities of the Trust.

16.  INTERPRETATION AND DEFINITION OF TERMS.

     Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act shall be resolved by reference to such term or provision of the Act and to interpretation thereof, if any, by the United States courts, or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission validly issued pursuant to the Act. Specifically, the terms "vote of a majority of the outstanding voting securities," "interested persons," "assignment" and "affiliated person," as used in this Agreement shall have the meanings assigned to them by Section
2(a) of the Act. In addition, when the effect of a requirement of the Act reflected in any provision of this Agreement is modified, interpreted or relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

17.  CAPTIONS.

     The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

18.  EXECUTION IN COUNTERPARTS.

     This Agreement may be executed simultaneously in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their respective officers thereunto duly authorized and their respective seals to be hereunto affixed, as of the date and year first above written.

                                    LPT VARIABLE INSURANCE SERIES
                                    TRUST for its Strong International Stock
                                    Portfolio, Strong Growth Portfolio,
                                    MAS Value Portfolio, Berkeley Smaller
                                    Companies Portfolio, Lexington
                                    Corporate Leaders Portfolio, MFS
                                    Total Return Portfolio, Salomon U.S.
                                    Quality Bond Portfolio and Salomon
                                    Money Market Portfolio.

Attest:

/S/ JERRY T. TAMURA                 By: /S/ MARK E. PRILLAMAN
----------------------------------     ------------------------------------
Secretary                                President

                                    LPIMC INSURANCE MARKETING
                                    SERVICES
Attest:


/S/ JERRY T. TAMURA                 By: /S/ MARK E. PRILLAMAN
----------------------------------     ------------------------------------
Secretary                                Executive Vice President & Chief
                                         Marketing Officer


                                    EXHIBIT D

                     LPT VARIABLE INSURANCE SERIES TRUST

                        FORM OF SUB-ADVISORY AGREEMENT

     AGREEMENT dated as of ________________, 1997, among Robertson Stephens & Company (RSC) Investment Management, L.P., a _____________ partnership (the "Sub-Adviser"), LPIMC Insurance Marketing Services, a California corporation (the "Adviser"), and LPT Variable Insurance Series Trust, a Massachusetts business trust (the "Trust").

     WHEREAS, Adviser has entered into an Investment Advisory Agreement (referred to herein as the "Advisory Agreement"), dated January 9, 1996, with the Trust, under which Adviser has agreed to act as investment adviser to the Trust, which is registered as an open-end diversified management investment company under the Investment Company Act of 1940, as amended ("1940 Act"); and

     WHEREAS, the Advisory Agreement provides that the Adviser may engage a sub-adviser or sub-advisers for the purpose of managing the investments of the Portfolios of the Trust; and

     WHEREAS, the Adviser desires to retain Sub-Adviser, which is engaged in the business of rendering investment management services, to provide certain sub-investment advisory services for the investment portfolio(s) of the Trust listed on EXHIBIT A hereto (the "Portfolio") of the Trust as more fully described below; and

     WHEREAS, it is the purpose of this Agreement to express the mutual agreements of the parties hereto with respect to the services to be provided by Sub-Adviser to Adviser with respect to the Portfolio and the terms and conditions under which such services will be rendered.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, the parties hereto agree as follows:

     1. SERVICES OF SUB-ADVISER. The Sub-Adviser shall act as investment sub-adviser to the Adviser with respect to the Portfolio. In this capacity, Sub-Adviser shall have the following responsibilities:

          (a) to furnish continuous investment information, advice and recommendations to the Adviser as to the acquisition, holding or disposition of any or all of the securities or other assets which the Portfolio may own or contemplate acquiring from time to time;

          (b) to cause its officers to attend meetings of the Adviser or the Trust and furnish oral or written reports, as the Adviser may reasonably require, in order to keep the Adviser and its officers and the Trustees of the Trust and appropriate officers of the Trust fully informed as to the condition of the investment securities of the Portfolio, the investment recommendations of the Sub-Adviser, and the investment considerations which have given rise to those recommendations;

          (c) to furnish such statistical and analytical information and reports as may reasonably be required by the Adviser from time to time; and

          (d) to supervise and place orders for the purchase, sale, exchange and conversion of securities as directed by the appropriate officers of the Trust or of the Adviser.

     2. OBLIGATIONS OF THE ADVISER. The Adviser shall have the following obligations under this Agreement:
          (a) to keep the Sub-Adviser continuously and fully informed as to the composition of the Portfolio's investment securities and the nature of the Portfolio's assets and liabilities;

          (b) to keep the Sub-Adviser continually and fully advised of the Portfolio's investment objectives, and any modifications and changes thereto, as well as any specific investment restrictions or limitations;

          (c) to furnish the Sub-Adviser with a certified copy of any financial statement or report prepared for the Trust with respect to the Portfolio by certified or independent public accountants, and with copies of any financial statements or reports made by the Trust to shareholders or to any governmental body or securities exchange and to inform the Sub-Adviser of the results of any audits or examinations by regulatory authorities pertaining to the Portfolio, if these results affect the services provided by the Sub-Adviser pursuant to this Agreement;

          (d) to furnish the Sub-Adviser with any further materials or information which the Sub-Adviser may reasonably request to enable it to perform its functions under this Agreement; and

          (e) to compensate the Sub-Adviser for its services under this Agreement by the payment of fees as set forth in EXHIBIT B attached hereto.

     3. PORTFOLIO TRANSACTIONS. The Sub-Adviser shall place all orders for the purchase and sale of portfolio securities for the account of the Portfolio with broker-dealers selected by the Sub-Adviser. In executing portfolio transactions and selecting broker-dealers, the Sub-Adviser will use its best efforts to seek best execution on behalf of the Portfolio. In assessing the best execution available for any transaction, the Sub-Adviser shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker-dealer, and the reasonableness of the commission, if any (all for the specific transaction and on a continuing basis). In evaluating the best execution available, and in selecting the broker/dealer to execute a particular transaction, the Sub-Adviser may also consider the brokerage and research services (as those terms are used in Section 28(e) of the Securities Exchange Act of 1934) provided to the Portfolio and/or other accounts over which the Sub-Adviser, an affiliate of the Sub-Adviser (to the extent permitted by law) or another investment adviser of the Portfolio exercises investment discretion. The Sub-Adviser is authorized to cause the Portfolio to pay a broker-dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of the commission another broker-dealer would have charged for effecting that transaction if, but only if, the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer viewed in terms of that particular transaction or in terms of all of the accounts over which investment discretion is so exercised.

     4. MARKETING SUPPORT. The Sub-Adviser shall provide marketing support to the Adviser in connection with the sale of Trust shares and/or the sale of variable annuity and variable life insurance contracts issued by London Pacific Life & Annuity Company and its affiliates which may invest in the Trust (collectively, the "Life Company") which relate to the Portfolio, as reasonably requested by the Adviser. Such support shall include, but not necessarily be limited to, presentations by representatives of the Sub-Adviser at investment seminars, conferences and other industry meetings. Any materials utilized by the Adviser which contain any information relating to the Sub-Adviser shall be submitted to the Sub-Adviser for approval prior to use, not less than five (5) business days before such approval is needed by the Adviser. Any materials utilized by the Sub-Adviser which contain any information relating to the Adviser, the Life Company (including any information relating to its separate accounts or variable annuity or variable life insurance contracts) or the Trust shall be submitted to the Adviser for approval prior to use, not less than five (5) business days before such approval is needed by the Sub-Adviser.

     5. SERVICE MARK. RSIM, as the owner of the service mark "Robertson, Stephens Diversified Growth", has sublicensed the Robertson, Stephens Diversified Growth Portfolio to include the words "Robertson, Stephens" and "Diversified Growth" as part of its corporate name, subject to revocation by RSC in the event that the Portfolio ceases to engage RSIM or its affiliates as sub-adviser. The Portfolio will be required upon demand of RSIM to change its corporate name to delete the words "Robertson, Stephens" and "Diversified Growth" therefrom. This Agreement will thereupon automatically terminate and a new contract will, at such time, be submitted to a vote of the shareholders of the Portfolio.

     6. GOVERNING LAW. The Agreement shall be construed in accordance with and governed by the laws of the State of California.

     7. EXECUTION OF AGREEMENT. This Agreement will become binding on the parties hereto upon their execution of the attached Exhibit B to this Agreement.

     8. COMPLIANCE WITH LAWS. The Sub-Adviser represents that it is, and will continue to be throughout the term of this Agreement, an investment adviser registered under all applicable federal and state laws. In all matters relating to the performance of this Agreement, the Sub-Adviser will act in conformity with the Trust's Declaration of Trust, Bylaws and current registration statement applicable to the Portfolio, current copies of which shall be provided to the Sub-Adviser by Adviser, and with the instructions and direction of the Adviser and the Trust's Trustees, and will conform to and comply with the 1940 Act and all other applicable federal or state laws and regulations.

     9. TERMINATION. This Agreement may be terminated at any time, without penalty, by the Adviser or by the Trust by giving sixty (60) days' written notice of such termination to the Sub-Adviser at its principal place of business, provided that such termination is approved by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as that phrase is defined in Section 2(a)(42) of the 1940 Act) of the Portfolio. This Agreement may be terminated at any time by the Sub-Adviser by giving 60 days written notice of such termination to the Trust and the Adviser at their respective principal places of business.

    10.    ASSIGNMENT.    This  Agreement shall terminate automatically in the
event of any assignment (as that term is defined in Section 2(a)(4) of the 1940 Act) of this Agreement).

    11. TERM. This Agreement shall begin on the date of its execution and unless sooner terminated in accordance with its terms shall continue in effect for two years from that date and from year to year thereafter provided continuance is specifically approved at least annually by the vote of a majority of the Trustees of the Trust who are not parties hereto or interested persons (as the term is defined in Section 2(a)(19) of the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Trustees of the Trust or the affirmative vote of a majority of the outstanding voting securities of the Portfolio (as that phrase is defined in Section 2(a)(42) of the 1940 Act).

    12. AMENDMENTS. This Agreement may be amended only with the approval by the affirmative vote of a majority of the outstanding voting securities of the Portfolio (as that phrase is defined in Section 2(a)(42) of the 1940 Act) and the approval by the vote of a majority of the Trustees of the Trust who are not parties hereto or interested persons (as that term is defined in Section 2(a)(19) of the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on the approval of such amendment, unless otherwise permitted in accordance with the 1940 Act.

    13. INDEMNIFICATION. The Adviser shall indemnify and hold harmless the Sub-Adviser, its affiliates, and their respective officers, directors, principals, employees, members, agents and each person, if any, who controls the Sub-Adviser within the meaning of Section 15 of the Securities Act of 1933 ("1933 Act") (any and all such persons shall be referred to as "Indemnified Party"), against any loss, liability, claim, damage or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages or expense and reasonable counsel fees incurred in connection therewith), arising by reason of (i) any matter to which the Sub-Advisory Agreement relates, (ii) any breach by the Adviser, or its directors, officers, partners, employees or agents of any fiduciary duty owed to the Trust, (iii) any violation by the Adviser of any federal or state securities law or any other applicable law or regulation relating to its activities contemplated hereunder or (iv) the gross negligence, malfeasance or bad faith of the Adviser or any of its affiliates, directors, officers, partners, employees, members or agents. However, in no case (i) is this indemnity to be deemed to protect any particular Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Sub-Advisory
Agreement or (ii) is the Adviser to be liable under this indemnity with respect to any claim made against any particular Indemnified Party unless such Indemnified Party shall have notified the Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon the Sub-Adviser or such controlling persons; provided that failure to provide such notice shall not affect Adviser's obligation under this paragraph unless the failure to notify materially precludes the defense of such claim. In the event that the Adviser, within 20 days of receiving such notice, fails to assume the defense of the Indemnified Party, the Indemnified Party shall have the right to undertake the defense, compromise or settlement of such action, on behalf of and for the account and risk of the Adviser.

     The Sub-Adviser shall indemnify and hold harmless the Adviser and each of its directors and officers and each person if any who controls the Adviser within the meaning of Section 15 of the 1933 Act, against any loss, liability, claim, damage, or expense described in the foregoing indemnity, but only with respect to the Sub-Adviser's willful misfeasance, bad faith or gross negligence in the performance of its duties under this Sub-Advisory Agreement. In case any action shall be brought against the Adviser or any person so indemnified, in respect of which indemnity may be sought against the Sub-Adviser, the Sub-Adviser shall have the rights and duties given to the Adviser, and the Adviser and each person so indemnified shall have the rights and duties given to the Sub-Adviser by the provisions of subsections (i) and
(ii)  of  the  last  sentence  of  the  previous  paragraph.

    14. DISPUTES. The parties waive their right to seek remedies in court, including any right to a jury trial. The parties agree that in the event of any dispute arising between or among the parties or any of their affiliates arising out of, relating to or in connection with this Agreement, such dispute shall be resolved exclusively by arbitration to be conducted only in San Francisco, California in accordance with the rules of the Judicial Arbitration and Mediation Service ("JAMS"), applying the laws of California. The parties agree that such arbitration shall be conducted by a retired judge who is experienced in resolving disputes, regarding the securities business, that discovery shall not be permitted except as required by the rules of JAMS, that the arbitration award shall not include factual findings or conclusions of law and that no punitive damages shall be awarded. The parties understand that any party's right to appeal or seek modification of any ruling or award of the arbitrator is severely limited. Any award rendered by the arbitrator shall be final and binding, and judgment may be entered on it in any court of competent jurisdiction.


LPT  VARIABLE  INSURANCE  SERIES  TRUST


By:  _______________________________

Title:  ____________________________

LPIMC  INSURANCE  MARKETING  SERVICES

By:  _______________________________

Title:  ____________________________

ROBERTSON,  STEPHENS  &  COMPANY
INVESTMENT  MANAGEMENT,  L.P.

By:  ______________________________

Title:  ___________________________



                                   EXHIBIT A

                      LPT VARIABLE INSURANCE SERIES TRUST


     The following Portfolios of LPT Variable Insurance Series Trust are subject to this Agreement:


               Robertson  Stephens  Diversified  Growth  Portfolio



                                    EXHIBIT B

                      LPT VARIABLE INSURANCE SERIES TRUST

                           SUB-ADVISORY COMPENSATION



     For all services rendered by Sub-Adviser hereunder, Adviser shall pay to Sub-Adviser and Sub-Adviser agrees to accept as full compensation for all services rendered hereunder, monthly a fee of:

     Robertson  Stephens  Diversified  Growth  Portfolio

          .70% of first $10 million on an annualized basis of average daily net assets under management

          .65% of next $25 million on an annualized basis of average daily net assets under management

          .60% of next $165 million on an annualized basis of average daily net assets under management

          .55% on an annualized basis of average daily net assets under management over and above $200 million.


LPT  VARIABLE  INSURANCE  SERIES  TRUST


By:  _______________________________

Title:  ____________________________

LPIMC  INSURANCE  MARKETING  SERVICES

By:  _______________________________

Title:  ____________________________

ROBERTSON,  STEPHENS  &  COMPANY
INVESTMENT  MANAGEMENT,  L.P.

By:  ______________________________

Title:  ___________________________


A Copy of the document establishing the Trust is filed with the Secretary of the Commonwealth of Massachusetts. This Agreement is executed by officers not as individuals and is not binding upon any of the Trustees, officers or shareholders of the Trust individually but only upon the assets of each Portfolio.





                                    PROXY
                              MAS VALUE PORTFOLIO
                                      OF
                      LPT VARIABLE INSURANCE SERIES TRUST

                       SPECIAL MEETING OF SHAREHOLDERS

                                 APRIL 30, 1997


     KNOW ALL MEN BY THESE PRESENTS that the undersigned shareholder(s) of the MAS Value Portfolio of LPT Variable Insurance Series Trust ("Trust") hereby appoints ______________________________________________, or any one of them true and lawful attorneys, with power of substitution of each, to vote all shares which the undersigned is entitled to vote, at the Special Meeting of Shareholders of the Trust to be held on April 30, 1997 at the offices of London Pacific Life & Annuity Company, 1755 Creekside Oaks Drive, Sacramento, California at 10:00 a.m., local time, and at any adjournment thereof ("Meeting"), as follows:

1.a. To approve a change in sub-adviser for the MAS Value Portfolio (the "Value Portfolio") from Miller Anderson & Sherrerd, LLP to Harris Associates L.P. ("Harris"), a proposed Sub-Advisory Agreement between the Trust, LPIMC Insurance Marketing Services, Inc. (the "Adviser") and Harris and a proposed Amendment to the Investment Advisory Agreement between the Trust and the Adviser which provides for a fee increase for the MAS Value Portfolio;

      FOR (            )  AGAINST (            )  ABSTAIN (           )


4. With respect to the Value Portfolio, to amend certain fundamental investment restrictions concerning:

           a.  purchasing or selling commodities contracts;

      FOR (            )  AGAINST (            )  ABSTAIN (           )

           b.  borrowing money;

      FOR (            )  AGAINST (            )  ABSTAIN (           )

           c.  making loans;

      FOR (            )  AGAINST (            )  ABSTAIN (           )

           d.  acquiring more than 10% of the securities of one issuer.

      FOR (            )  AGAINST (            )  ABSTAIN (           )

5. With respect to the Value Portfolio, to add investment restrictions concerning the following:

           a.  issuing any senior security;

      FOR (            )  AGAINST (            )  ABSTAIN (           )

           b.  acquiring securities of other investment companies.

      FOR (            )  AGAINST (            )  ABSTAIN (           )

     Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting.

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR ANY PROPOSAL FOR WHICH NO CHOICE IS INDICATED.

                           Dated:  ____________________, 1997


                           London Pacific Life & Annuity Company

                           ___________________________________________________
                           Name of Insurance Company



                           ___________________________________________________
                           Name and Title of Authorized Officer



                           ___________________________________________________
                           Signature of Authorized Officer


MAS VALUE PORTFOLIO

Name(s) of Separate Account(s)
of the Insurance Company
Owning Shares in this Portfolio:

LPLA SEPARATE ACCOUNT ONE

__________________________________

__________________________________

__________________________________


TOTAL SHARES OF THIS PORTFOLIO
OWNED AND BEING VOTED BY THE
INSURANCE COMPANY:


__________________________________





                                    PROXY
                     BERKELEY SMALLER COMPANIES PORTFOLIO
                                      OF
                      LPT VARIABLE INSURANCE SERIES TRUST

                       SPECIAL MEETING OF SHAREHOLDERS

                                 APRIL 30, 1997


     KNOW ALL MEN BY THESE PRESENTS that the undersigned shareholder(s) of the Berkeley Smaller Companies Portfolio of LPT Variable Insurance Series Trust ("Trust") hereby appoints ______________________________________________, or any
one of them true and lawful attorneys, with power of substitution of each, to vote all shares which the undersigned is entitled to vote, at the Special Meeting of Shareholders of the Trust to be held on April 30, 1997 at the offices of London Pacific Life & Annuity Company, 1755 Creekside Oaks Drive, Sacramento, California at 10:00 a.m., local time, and at any adjournment thereof ("Meeting"), as follows:

1.b. To approve a change in sub-adviser for the Berkeley Smaller Companies Portfolio (the "Smaller Companies Portfolio"), from Berkeley Asset Management Company to Robertson, Stephens & Company Investment Management, L.P.
("Robertson Stephens"),a proposed Sub-Advisory Agreement between the Trust, the Adviser and Robertson Stephens and a proposed Amendment to the Investment Advisory Agreement between the Trust and the Adviser which provides for a fee increase at certain breakpoints for the Smaller Companies Portfolio.

      FOR (            )  AGAINST (            )  ABSTAIN (           )

2. With respect to the Smaller Companies Portfolio, to amend certain fundamental investment restrictions concerning:

           a.  borrowing money;

FOR (            )  AGAINST (            )  ABSTAIN (           )


           b.  making loans;

FOR (            )  AGAINST (            )  ABSTAIN (           )


           c.  purchasing or selling commodities;

FOR (            )  AGAINST (            )  ABSTAIN (           )


           d.  purchasing or selling real estate;

FOR (            )  AGAINST (            )  ABSTAIN (           )

           e.  underwriting securities.

FOR (            )  AGAINST (            )  ABSTAIN (           )


3. With respect to the Smaller Companies Portfolio, to eliminate certain fundamental investment restrictions concerning:

           a.  transactions with the Trust's officers or Trustees;

FOR (            )  AGAINST (            )  ABSTAIN (           )


           b. ownership of more than 10% of the outstanding voting securities of an issuer.

FOR (            )  AGAINST (            )  ABSTAIN (           )


     Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting.

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR ANY PROPOSAL FOR WHICH NO CHOICE IS INDICATED.

                           Dated:  ____________________, 1997


                           London Pacific Life & Annuity Company


                           ___________________________________________________
                           Name of Insurance Company


                           ___________________________________________________
                           Name and Title of Authorized Officer


                           ___________________________________________________
                           Signature of Authorized Officer


BERKELEY SMALLER COMPANIES PORTFOLIO

Name(s) of Separate Account(s)
of the Insurance Company
Owning Shares in this Portfolio:

LPLA SEPARATE ACCOUNT ONE

__________________________________

__________________________________

__________________________________


TOTAL SHARES OF THIS PORTFOLIO
OWNED AND BEING VOTED BY THE
INSURANCE COMPANY:


__________________________________




MAS VALUE PORTFOLIO


              INSTRUCTIONS TO LONDON PACIFIC LIFE & ANNUITY COMPANY
                   FOR THE SPECIAL MEETING OF SHAREHOLDERS OF
        LPT VARIABLE INSURANCE SERIES TRUST TO BE HELD ON APRIL 30, 1997
                       INSTRUCTIONS SOLICITED ON BEHALF OF
                      LONDON PACIFIC LIFE & ANNUITY COMPANY


The undersigned hereby instructs London Pacific Life & Annuity Company (the "Company") to vote all shares of the MAS Value Portfolio of LPT VARIABLE INSURANCE SERIES TRUST (the "Trust") represented by units held by the undersigned at a special meeting of shareholders of the Trust to be held at 10:00 a.m., local time, on April 30, 1997, at the offices of London Pacific Life & Annuity Company, 1755 Creekside Oaks Drive, Sacramento, California and at any adjournment thereof, as indicated on page 2.

                           Dated:______________________________________, 1997


                           __________________________________________________
                                              Signature(s)



NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ABOVE. When signing as attorney, executor, administrator, trustee, guardian, or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name. Joint owners should each sign this proxy. Please sign, date and return.


INSTRUCTIONS SOLICITED ON BEHALF OF LONDON PACIFIC LIFE & ANNUITY COMPANY

LONDON PACIFIC LIFE & ANNUITY COMPANY WILL VOTE SHARES HELD ON BEHALF OF THE CONTRACT OWNER AS INDICATED ON PAGE 2 OR FOR ANY PROPOSAL FOR WHICH NO CHOICE IS INDICATED.

RECEIPT OF THE NOTICE OF THE SPECIAL MEETING AND THE ACCOMPANYING PROXY STATEMENT IS HEREBY ACKNOWLEDGED.

IF THIS INSTRUCTION FORM IS SIGNED AND RETURNED AND NO SPECIFICATION IS MADE, THE COMPANY SHALL VOTE FOR ALL PROPOSALS. IF THIS INSTRUCTION FORM IS NOT RETURNED OR IS RETURNED UNSIGNED, THE COMPANY SHALL VOTE SHARES FOR WHICH IT
HAS NOT RECEIVED INSTRUCTIONS IN THE SAME PROPORTION AS IT VOTES THE SHARES FOR WHICH IT HAS RECEIVED INSTRUCTIONS.

Please vote by filling in the  appropriate  box below.



FOR     AGAINST    ABSTAIN FROM
----  -----------  ------------

 [ ]          [ ]           [ ] 1.a. To approve a change in sub-adviser  for the
                                MAS Value Portfolio (the "Value Portfolio")from
                                Miller Anderson & Sherrerd, LLP to Harris Associates
                                L.P. ("Harris"), a proposed  Sub-Advisory  Agreement
                                between the Trust,  LPIMC Insurance  Marketing Services,
                                Inc. (the "Adviser") and Harris and a proposed Amendment
                                to the Investment Advisory Agreement between the  Trust
                                and  the  Adviser  which  provides  for a fee
                                increase for the MAS Value Portfolio;

                                4. With respect to the Value Portfolio, to amend
                                certain fundamental investment restrictions concerning:

[ ]          [ ]           [ ]  a. purchasing or selling commodities contracts;

[ ]          [ ]           [ ]  b. borrowing money;

[ ]          [ ]           [ ]  c. making loans;

[ ]          [ ]           [ ]  d. acquiring more than 10% of the securities of one issuer.

                                5. With respect to the Value Portfolio, to add investment
                                restrictions concerning the following:

[ ]          [ ]           [ ]  a. issuing any senior security;

[ ]          [ ]           [ ]  b. acquiring securities of other investment companies.

                            IMPORTANT: Please sign on page 1.


BERKELEY SMALLER COMPANIES PORTFOLIO


              INSTRUCTIONS TO LONDON PACIFIC LIFE & ANNUITY COMPANY
                   FOR THE SPECIAL MEETING OF SHAREHOLDERS OF
        LPT VARIABLE INSURANCE SERIES TRUST TO BE HELD ON APRIL 30, 1997
                       INSTRUCTIONS SOLICITED ON BEHALF OF
                      LONDON PACIFIC LIFE & ANNUITY COMPANY


The undersigned hereby instructs London Pacific Life & Annuity Company (the "Company") to vote all shares of the Berkeley Smaller Companies Portfolio of LPT VARIABLE INSURANCE SERIES TRUST (the "Trust") represented by units held by the undersigned at a special meeting of shareholders of the Trust to be held at 10:00 a.m., local time, on April 30, 1997, at the offices of London Pacific Life & Annuity Company, 1755 Creekside Oaks Drive, Sacramento, California and at any adjournment thereof, as indicated on page 2.

                           Dated:______________________________________, 1997


                           __________________________________________________
                                              Signature(s)



NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ABOVE. When signing as attorney, executor, administrator, trustee, guardian, or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name. Joint owners should each sign this proxy. Please sign, date and return.


INSTRUCTIONS SOLICITED ON BEHALF OF LONDON PACIFIC LIFE & ANNUITY COMPANY

LONDON PACIFIC LIFE & ANNUITY COMPANY WILL VOTE SHARES HELD ON BEHALF OF THE CONTRACT OWNER AS INDICATED ON PAGE 2 OR FOR ANY PROPOSAL FOR WHICH NO
CHOICE IS INDICATED.

RECEIPT OF THE NOTICE OF THE SPECIAL MEETING AND THE ACCOMPANYING PROXY STATEMENT IS HEREBY ACKNOWLEDGED.

IF THIS INSTRUCTION FORM IS SIGNED AND RETURNED AND NO SPECIFICATION IS MADE, THE COMPANY SHALL VOTE FOR ALL PROPOSALS. IF THIS INSTRUCTION FORM IS NOT RETURNED OR IS RETURNED UNSIGNED, THE COMPANY SHALL VOTE SHARES FOR WHICH IT HAS NOT RECEIVED INSTRUCTIONS IN THE SAME PROPORTION AS IT VOTES THE SHARES FOR WHICH IT HAS RECEIVED INSTRUCTIONS.

Please vote by filling in the  appropriate  box below.


FOR     AGAINST    ABSTAIN FROM
----  -----------  ------------

 [ ]          [ ]           [ ] 1.b.  To approve a change in  sub-adviser  for
                                the  Berkeley  Smaller  Companies Portfolio (the
                                "Smaller Companies Portfolio") from Berkeley
                                Asset Management Company to Robertson Stephens
                                & Company Investment Management, L.P.
                                ("Robertson Stephens"), a proposed Sub-Advisory
                                Agreement between the Trust, the Adviser and
                                Robertson Stephens and a proposed Amendment to
                                the Investment Advisory Agreement between the
                                Trust and the Adviser which provides for a fee
                                increase at certain breakpoints for the
                                Smaller Companies Portfolio.

                                2. With respect to the Smaller Companies Portfolio,
                                to amend certain fundamental investment restrictions
                                concerning:

[ ]          [ ]           [ ]  a. borrowing money;

[ ]          [ ]           [ ]  b. making loans;

[ ]          [ ]           [ ]  c. purchasing or selling commodities;

[ ]          [ ]           [ ]  d. purchasing or selling real estate;

[ ]          [ ]           [ ]  e. underwriting securities.

                                3. With respect to the Smaller Companies Portfolio, to
                                eliminate certain fundamental investment restrictions
                                concerning:

[ ]          [ ]           [ ]  a. transactions with the Trust's officers or Trustees;

[ ]          [ ]           [ ]  b. ownership of more than 10% of the outstanding voting securities of an issuer.


                   IMPORTANT: Please sign on page 1.